USAA FLORIDA FUNDS

                       USAA FLORIDA TAX-FREE INCOME FUND

                    USAA FLORIDA TAX-FREE MONEY MARKET FUND

                                   PROSPECTUS
                                 AUGUST 1, 1998

Shares of the Florida Funds are offered only to residents of the State of Florida. The delivery of this Prospectus is not an offer in any state where shares of the Florida Funds may not lawfully be made.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of either of these Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What Are Each Fund's Investment Objectives and Main Strategies?...........  2
Main Risks of Investing In These Funds....................................  2
Are These Funds for You?..................................................  3
Could the Value of Your Investment in These Funds Fluctuate?..............  4
Fees and Expenses.........................................................  7
Fund Investments..........................................................  9
Fund Management........................................................... 16
Using Mutual Funds in an Investment Program............................... 18
How to Invest............................................................. 19
Important Information About Purchases and Redemptions..................... 22
Exchanges................................................................. 23
Shareholder Information................................................... 24
Financial Highlights...................................................... 28
Appendix A................................................................ 30
Appendix B................................................................ 32
Appendix C................................................................ 34

USAA Investment Management Company manages these Funds. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common investment objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The FLORIDA TAX-FREE INCOME FUND invests primarily in long-term, investment-grade Florida tax-exempt securities. The Fund's average dollar-weighted portfolio maturity is not restricted, but is expected to be greater than 10 years.

The FLORIDA TAX-FREE MONEY MARKET FUND invests in high-quality Florida tax-exempt securities with maturities of 397 days or less.

In view of the risks inherent in all investments in securities, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 9 for more information.

MAIN RISKS OF INVESTING IN THESE FUNDS

The two primary risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is an additional risk associated with investing in these Funds.

o CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

o MARKET RISK involves the possibility that the value of each Fund's investments will decline due to an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

These credit and market risks may be magnified because each Fund concentrates in Florida tax-exempt securities.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the Florida Tax-Free Income Fund's securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the Florida Tax-Free Income Fund's securities may increase, which would likely increase the Fund's net asset value and total return. The Florida Tax-Free Money Market Fund's total return may decrease.

As you consider an investment in any Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for long periods of time to ride out down periods.

An investment in either Fund is not a deposit of USAA Federal Savings Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Florida Tax-Free Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks that you will face as a Fund shareholder.

ARE THESE FUNDS FOR YOU?

Florida Tax-Free Income Fund

This Fund might be appropriate as part of your investment portfolio if . . .

|X| You need steady income.

|X| You are willing to accept moderate risk.

|X| You are looking for a long-term investment.

|X| You need an investment that provides tax-free income.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

|X| You are unable or reluctant to invest for a period of four years or more.

|X| Your primary goal is to maximize long-term growth.

|X| Your current tax situation does not allow you to benefit from tax-exempt income.

|X| You are seeking an appropriate investment for an IRA, through a 401(k) plan or 403(b) plan, or other tax-sheltered account.

Florida Tax-Free Money Market Fund

This Fund might be appropriate as part of your investment portfolio if . . .

|X| You need to preserve principal.

|X| You want a low risk investment.

|X| You need your money back within a short period.

|X| You need an investment that provides tax-free income.

|X| You would like checkwriting privileges on the account.

|X| You are looking for an investment in a money market fund to balance your stock or long-term bond portfolio.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

|X| Your primary goal is long-term growth.

|X| Your current tax situation does not allow you to benefit from tax-exempt income.

|X| You need a high total return to achieve your goals.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Florida Tax-Free Income Fund likely will increase or decrease. We manage the Florida Tax-Free Money Market Fund in accordance with strict Securities and Exchange Commission
(SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the Florida Tax-Free Income Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The bar charts shown below illustrate the Funds' volatility and performance from year to year over the life of the Funds.

TOTAL RETURN

All mutual funds must use the same formulas to calculate total return.

Florida Tax-Free Income Fund

                                  TOTAL RETURN
                                  MEASURES THE
                                  PRICE CHANGE
                                   IN A SHARE
                                  ASSUMING THE
                                  REINVESTMENT
                                OF ALL DIVIDEND
                                   INCOME AND
                                  CAPITAL GAIN
                                 DISTRIBUTIONS.

[BAR CHART]
               CALENDAR       TOTAL RETURN
                 YEAR          PERCENTAGE

                 1993*             .78
                 1994           -10.04
                 1995            18.90
                 1996             4.38
                 1997            11.16

     *FUND BEGAN OPERATIONS ON OCTOBER 1, 1993.

     THE FLORIDA TAX-FREE INCOME FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998, WAS 2.85%.

During the periods shown in the bar chart, the highest total return for a quarter was 8.34% (quarter ending March 31, 1995) and the lowest total return for a quarter was -8.93% (quarter ending March 31, 1994).

The table below shows how the Fund's average annual returns for the one-year period and the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual Total Returns                     Since Fund's
  (for the periods ending          Past            Inception on
  December 31, 1997)              1 Year          October 1, 1993
-------------------------------------------------------------------------------
  Florida Tax-Free
     Income Fund                  11.16%                5.40%
-------------------------------------------------------------------------------
  Lehman Bros. Municipal
     Bond Index*                   9.19%                6.13%
===============================================================================
* THE LEHMAN BROS. MUNICIPAL BOND INDEX IS AN UNMANAGED BENCHMARK OF TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

Florida Tax-Free Money Market Fund

[BAR CHART]
               CALENDAR       TOTAL RETURN
                 YEAR          PERCENTAGE

                 1993*             .48
                 1994             2.49
                 1995             3.57
                 1996             3.24
                 1997             3.33

     *FUND BEGAN OPERATIONS ON OCTOBER 1, 1993.

     THE FLORIDA TAX-FREE MONEY MARKET FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998, WAS 1.62%.

During the periods shown in the bar chart, the highest total return for a quarter was .93% (quarter ending June 30, 1995) and the lowest total return for a quarter was .47% (quarter ending March 31, 1994).

YIELD

                                  YIELD IS THE
                                 ANNUALIZED NET
                                 INCOME OF THE
                                 FUND DURING A
                                SPECIFIED PERIOD
                                AS A PERCENTAGE
                                 OF THE FUND'S
                                  SHARE PRICE.

All mutual funds must use the same formulas to calculate yield and effective yield.

Florida Tax-Free Income Fund

The Florida Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation or a tax equivalent yield. The Fund's 30-day yield for the period ended December 31, 1997, was 4.76%.


Florida Tax-Free Money Market Fund

                                EFFECTIVE YIELD
                                 IS CALCULATED
                                   SIMILAR TO
                                   THE YIELD,
                                 HOWEVER, WHEN
                                  ANNUALIZED,
                                   THE INCOME
                                   EARNED IS
                                 ASSUMED TO BE
                                  REINVESTED.

The Florida Tax-Free Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 1997, was 3.49%.

You may obtain the most current yield information for either of the Funds by calling 1-800-531-8777.

TAX EQUIVALENT YIELD

Investors use tax equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal marginal and Florida Intangibles tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36% and a Florida Intangibles Tax Effect of .12%, the Effective Marginal Tax Rate would be 36.08%. Using this tax rate, the Funds' tax equivalent yields for the period ending December 31, 1997, would be as follows:

===============================================================================
                                                             Tax Equivalent
                                                 Yield            Yield
-------------------------------------------------------------------------------

  Florida Tax-Free Income Fund (30 day)          4.76%            7.45%
-------------------------------------------------------------------------------
  Florida Tax-Free Money Market Fund (7 day)     3.49%            5.46%
===============================================================================

Using the example, to exceed the 30-day yield of the Florida Tax-Free Income Fund on an after-tax basis, you must find a fully taxable investment that yields more than 7.45%. Likewise, to exceed the 7-day yield of the Florida Tax-Free Money Market Fund, you must find a fully taxable investment that yields more than 5.46%.

For more information on calculating tax equivalent yields, see APPENDIX B on page 32.

                              [TELEPHONE GRAPHIC]
                                 TouchLINE (R)
                                 1-800-531-8777
                                     PRESS
                                       1
                                      THEN
                                       1
                                      THEN
                                     6 7 #

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price, yield, and return information for these Funds, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 66# for the Florida Tax-Free Income Fund or press 67# for the Florida Tax-Free Money Market Fund when asked for a Fund Code.

                                    FLORIDA
                                    TAX-FREE
                                  INCOME FUND
                                   NEWSPAPER
                                     SYMBOL
                                     TxFln

                                     TICKER
                                    SYMBOLS
                                     UFLTX
                                     UFLXX

You can also find the most current price of your shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "TxFln" for the Florida Tax-Free Income Fund. If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "UFLTX" for the Florida Tax-Free Income Fund or the ticker symbol "UFLXX" for the Florida Tax-Free Money Market Fund.

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Funds.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures on the next page show actual expenses before waivers, if any, during the past fiscal year ended March 31, 1998, and are calculated as a percentage of average net assets (ANA).

                                  12b-1 FEES -
                                  SOME MUTUAL
                                  FUNDS CHARGE
                                   THESE FEES
                                   TO PAY FOR
                                  ADVERTISING
                                   AND OTHER
                                COSTS OF SELLING
                                  FUND SHARES.

                                    Florida Tax-Free        Florida Tax-Free
                                       Income Fund          Money Market Fund
-------------------------------------------------------------------------------
  Management Fees                        .37%                     .37%
  Distribution (12b-1) Fees              None                     None
  Other Expenses                         .14%                     .15%
                                         ----                     ----
  Total Annual Fund Operating Expenses*  .51%                     .52%
                                         ====                     ====

---------------------

   * During the year, we voluntarily limited each Fund's Total Annual Fund Operating Expenses to .50% as follows:

                                          Florida           Florida
                                          Tax-Free       Tax-Free Money
                                         Income Fund      Market Fund
   ------------------------------------------------------------------------
     Total Annual Fund Operating Expenses   .51%              .52%
     Reimbursement from USAA Investment
      Management Company                   (.01%)            (.02%)
                                            ----              ----
     Actual Fund Operating Expenses
      After Reimbursement                   .50%              .50%
                                            ====              ====

     We have again voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA and will reimburse the Funds for all expenses in excess of that amount until August 1, 1999.

Example of Effect of the Funds' Operating Expenses

This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursements) remain the same, and (3) you redeem all of your shares at the end of those periods.

                        Florida Tax-Free   Florida Tax-Free
                          Income Fund      Money Market Fund
--------------------------------------------------------------------------------
         1  year            $ 52               $ 53
         3 years             164                167
         5 years             285                291
        10 years             640                653

FUND INVESTMENTS

Principal Investment Strategies and Risks

   Q   What is each Funds' principal investment strategy?

   A Each Fund's principal investment strategy is to invest the Fund's assets primarily in securities issued by the State of Florida, its political subdivisions and instrumentalities, and by other governmental entities, if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes and the obligations are exempt from the Florida intangible personal property tax.

       These securities include municipal debt obligations that have been issued by Florida and it's political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as Florida tax-exempt securities. Florida tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

       Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities. Likewise, the Florida Legislature has granted an exemption from state intangible personal property taxes for most Florida municipal securities.

   Q What types of tax-exempt securities will be included in each Fund's portfolio?

   A Each Fund's assets may be invested in any of the following tax-exempt securities:

       o general obligation bonds which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

       o revenue bonds which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power;

       o lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and

       o industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities.

       As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax and Florida intangible personal property taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

   Q What are the principal risks associated with investments in tax-exempt securities?

   A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

       [CAUTION LIGHT]
       CREDIT RISK. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

       When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category
       (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

       [CAUTION LIGHT]
       MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of bonds fall and when interest rates fall, bond prices generally rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

   Q What percentage of each Fund's assets will be invested in Florida tax-exempt securities?

   A During normal market conditions, at least 80% of each Fund's net assets will consist of Florida tax-exempt securities. This policy may only be changed by a shareholder vote.

       In addition to Florida tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal income tax and the state intangible personal property tax; and as such, we may consider investing up to 20% of each Fund's assets in these securities.

   Q   Are each Fund's investments diversified in many different issuers?

   A Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of Florida tax-exempt securities.

       With respect to the Florida Tax-Free Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

       We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds.

   Q What are the potential risks associated with concentrating such a large portion of each Fund's assets in one state?

       [CAUTION  LIGHT]
   A The Funds are subject to credit and market risks, as described above, which could be magnified by the Funds' concentration in Florida issues. Florida tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of Florida issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within Florida to a much greater degree than a more diversified national fund.

       A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax- exempt securities and therefore adversely impact the Funds' valuation.

       An investment in the Florida Tax-Free Money Market Fund may be riskier than an investment in other types of money market funds because of this concentration.

       The following are examples of just some of the events that may depress valuations for Florida tax-exempt securities for an extended period of time:

       o Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

       o Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

       o Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

       o Bankruptcy or financial distress of a prominent municipal issuer within the state.

       o Economic issues that impact critical industries or large employers or that weaken real estate prices.

       o Reductions in federal or state financial aid.

       o Imbalance  in  the  supply  and  demand  for  the  state's   municipal
         securities.

       o Developments that may change the tax treatment of Florida tax-exempt securities.

       In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

       Other  considerations   affecting  the  Funds'  investments  in  Florida
       tax-exempt securities are summarized in the Statement of Additional Information under SPECIAL RISK CONSIDERATIONS.

   Q Will any portion of the distributions from the Funds be subject to federal income taxes?

   A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes and the shares will be exempt from the Florida intangible personal property tax. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

       However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

     o Distributions of net short-term capital gains are taxable as ordinary income.

     o Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares. These distributions may be taxable at different rates depending on the length of time the Funds held the applicable investment.

     o Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

   Q Will income from the Funds be subject to the federal alternative minimum tax (AMT) for individuals?

   A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

 Florida Tax-Free Income Fund

   Q   What is the credit quality of the Fund's investments?

   A Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch IBCA, Inc. (Fitch) or in the highest short- term rating category by Moody's, S&P, or Fitch; or if a security is not rated by these rating agencies, we must determine that the security is of equivalent investment quality.

       In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies; or if unrated by these agencies, we must determine that the securities are of equivalent investment quality.

       You will find a complete description of the above tax-exempt ratings in the Fund's Statement of Additional Information.

   Q What happens if the rating of a security is downgraded to below investment grade?

   A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Board of Trustees.

   Q   How does the portfolio manager decide which securities to buy and sell?

   A He manages tax-exempt funds based on the common sense premise that his investors value tax-exempt income over taxable capital gain distributions. When weighing his decision to buy or sell a security, he strives to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

   Q   What is the Fund's average portfolio maturity and how is it calculated?

   A While the Fund's average portfolio maturity is not restricted, we expect it to be greater than 10 years. To determine a security's maturity for purposes of calculating the Fund's average portfolio maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's average weighted portfolio maturity, see INVESTMENT POLICIES in the Fund's Statement of Additional Information.

 Florida Tax-Free Money Market Fund

   Q   What is the credit quality of the Fund's investments?

   A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

       o issued or guaranteed by the U.S. Government or any agency or instrumentality thereof including "prerefunded" and "escrowed to maturity" tax-exempt securities;

       o rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

       o unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

       o unrated but determined by us to be of comparable quality.

       In addition, we must consider whether a particular investment presents minimal credit risk.

   Q   Who are the Nationally Recognized Statistical Rating Organizations?

   A   Current NRSROs include:

       o Moody's Investors Service, Inc.;
       o Standard & Poor's Ratings Group;
       o Fitch IBCA, Inc.;

       o Duff & Phelps, Inc.; and
       o Thompson BankWatch, Inc.

   Q   What happens if the rating of a security is downgraded?

   A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

   Q   Will the Fund always maintain a net asset value of $1 per share?

   A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. Government. As such, the Fund carries some risk.

       For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

       There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less.

                                    DOLLAR-
                                    WEIGHTED
                                    AVERAGE
                                   PORTFOLIO
                                  MATURITY IS
                                  OBTAINED BY
                                  MULTIPLYING
                                   THE DOLLAR
                                 VALUE OF EACH
                                   INVESTMENT
                                 BY THE NUMBER
                                OF DAYS LEFT TO
                                 ITS MATURITY,
                                  THEN ADDING
                             THOSE FIGURES TOGETHER
                                AND DIVIDING THE
                                  TOTAL BY THE
                                  DOLLAR VALUE
                                 OF THE FUND'S
                                   PORTFOLIO.

       Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security may fail to meet a contractual obligation.

   Q   How does the portfolio manager decide which securities to buy and sell?

   A He balances factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in his credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each Fund's assets, see APPENDIX A on page 30.

FUND MANAGEMENT

The Trust has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Trust. We are an affiliate of United Services
Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $39 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Funds pursuant to an Advisory Agreement. We are responsible for managing the Funds' portfolios (including placement of brokerage orders) and their business affairs, subject to the authority and supervision by the Board of Trustees. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of that portion of average net assets in excess of $100 million. The fees we received for the fiscal year ended March 31, 1998, net of reimbursements, were equal to .36% of average net assets for the Florida Tax-Free Income Fund and .35% of average net assets for the Florida Tax-Free Money Market Fund. We also provide services related to selling the Funds' shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Trust, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Trust and us.

Portfolio Managers

The following individuals are primarily responsible for managing the Funds:

FLORIDA TAX-FREE INCOME FUND

[PHOTOGRAPH OF
PORTFOLIO MANAGER]
Robert R. Pariseau

Robert R. Pariseau, Assistant Vice President of Fixed Income Investments since June 1995, has managed the Fund since May 1995. He has 14 years investment management experience working for us. Mr. Pariseau earned the Chartered Financial Analyst (CFA) designation in 1987 and is a member of the Association for Investment Management and Research (AIMR), the San Antonio Financial Analysts Society, Inc. (SAFAS), and the National Federation of Municipal Analysts (NFMA). He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

FLORIDA TAX-FREE MONEY MARKET FUND

[PHOTOGRAPH OF
PORTFOLIO MANAGER]
John C. Bonnell

John C. Bonnell, Executive Director of Money Market Funds since May 1996, has managed the Fund since May 1996. He has nine years investment management experience working for us. Mr. Bonnell earned the CFA designation in 1994 and is a member of AIMR, SAFAS, NFMA, and the Southern Municipal Finance Society. He holds an MBA from St. Mary's University and a BBA from the University of Texas at San Antonio.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the Florida Tax-Free Income Fund and the Florida Tax-Free Money

Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed under asset allocation on page 34. These unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 34 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for new accounts. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in a Fund to avoid a potential delay in the effective date of your purchase of up to four to six weeks.Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]
o $3,000. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

o $50 (Except transfers from brokerage accounts into the Florida Tax-Free Money Market Fund, which are exempt from the minimum).

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
o   To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288
o To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
o   To open an account, bring your application and check to:
       USAA Investment Management Company
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
o Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn:  USAA Florida Fund Name
       USAA Account Number: 69384998
       Shareholder(s) Name(s)______________________________________
       Shareholder(s) Mutual Fund Account Number___________________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
o Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE  1-800-531-8448

[TELEPHONE GRAPHIC]
o If you have an existing USAA account and would like to open a new account or exchange to another USAA fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
o   Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
o Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
o   Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we obtain the following information: (1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, we record all telephone communications with you and send confirmations of account transactions to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

CHECKWRITING

[CHECKBOOK GRAPHIC]
o Checks can be issued for your Florida Tax-Free Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. Checks written for less than $250 will be returned unpaid. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Trust Rights

The Trust reserves the right to:

o   reject purchase or exchange orders when in the best interest of the Trust;

o limit or discontinue the offering of shares of any portfolio of the Trust without notice to the shareholders;

o impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Trustees and the required notice has been given to shareholders;

o require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

o redeem an account with a total value of less than $500 of either Fund, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only Florida residents may exchange into a Florida Fund. The Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined after the exchange order is received. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 21.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

                                      NAV
                                     EQUALS
                                  TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                            # OF SHARES OUTSTANDING

Share Price Calculation

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Securities of the Florida Tax-Free Income Fund are valued each business day at their current market value as determined by a pricing service approved by the Trust's Board of Trustees. Securities which cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Trustees. In addition, securities with maturities of 60 days or less and all securities of the Florida Tax-Free Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' Statement of Additional Information.

Dividends and Distributions

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Any net capital gain distribution usually occurs within 45 days of the March 31 fiscal year end, which would be somewhere around the middle of May. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

All income dividends and capital gain distributions are automatically reinvested, unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the Florida Tax-Free Income Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes. If you become a resident of a state other than Florida, we will mail a check for proceeds of income dividends to you monthly. We will mail a check for any capital gain distribution to you after the distribution is paid.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 13, capital gain distributions by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and regulations that will likely be adopted to implement the Act may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your own tax adviser about the status of distributions from the Fund in your own state and locality.

WITHHOLDING - Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

o   fails to furnish the Fund with a correct tax identification number,
o   underreports dividend or interest income, or
o   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - Each Fund will report information to you concerning the tax status of dividends and distributions for federal income tax purposes annually, including the portion of the dividends constituting interest on private activity bonds and the percentage and source of interest income earned on tax-exempt securities held by the Fund during the preceding year.

Florida Taxation

The following is only a summary of some of the important Florida tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situations.

Dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida, because Florida does not impose a personal income tax. Dividends and distributions by the Funds will be subject to Florida corporate income taxes. Accordingly, investors in the Funds, including in particular corporate investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

Florida imposes a tax on intangible personal property owned by Florida residents. The Funds received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, the Funds' investments consist solely of assets exempt from the Florida intangible personal property tax, shares of the Funds owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. Assets exempt from the Florida intangible personal property tax include obligations issued by the State of Florida and its political subdivisions, municipalities, and public authorities; obligations of the U.S. Government, its agencies and certain territories and possessions such as Puerto Rico, the Virgin Islands, and Guam; and cash. If shares of the Funds are subject to Florida intangible personal property tax, because less than 100% of the Funds' assets on the last business day of the calendar year consist of assets exempt from the Florida intangible personal property tax, only the portion of the net asset value of shares of the Funds that is attributable to obligations of the U.S. Government will be exempt from taxation.

Year 2000

Like other organizations around the world, the Funds could be adversely affected if the computer systems used by them, their service providers, or companies in which they invest do not properly process and calculate information that relates to dates beginning January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Funds' financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

Florida Tax-Free Income Fund:

                                         Year Ended March 31,
                                         --------------------
                            1998      1997      1996       1995    1994**
                            ----      ----      ----       ----    ------
Net asset value at
  beginning of period    $   9.33   $  9.26   $  9.09   $  8.98   $10.00
Net investment income         .51       .52       .52       .49      .21
Net realized and
  unrealized gain (loss)      .61       .07       .17       .11    (1.02)
Distributions from net
   investment income         (.51)     (.52)     (.52)     (.49)    (.21)
                         --------   -------   -------   -------   ------
Net asset value at
  end of period          $   9.94   $  9.33   $  9.26   $  9.09   $  8.98
                         ========   =======   =======   =======   =======
Total return (%)*           12.22      6.51      7.66      7.01     (8.22)
Net assets at end of
   period (000)          $145,921   $95,483   $69,079   $42,891   $24,948
Ratio of expenses to
  average net assets (%)      .50       .50       .50      .50        .50(a)
Ratio of expenses to
  average net assets
  excluding
  reimbursements (%)          .51       .57       .67      .81       1.33(a)
Ratio of net investment
  income to average net
  assets (%)                 5.21      5.57      5.52     5.59       4.63(a)
Portfolio turnover (%)      27.48     44.75     88.20    71.76     284.11
-----------------
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
*    Assumes  reinvestment  of all  dividend  income  distributions  during the period.
**   Fund commenced operations October 1, 1993.

Florida Tax-Free Money Market Fund:

                                       Year Ended March 31,
                                       --------------------
                         1998       1997     1996        1995      1994**
                         ----       ----     ----        ----      ------
Net asset value at
  beginning of period  $  1.00   $  1.00   $  1.00    $  1.00     $  1.00
Net investment income      .03       .03       .03        .03         .01
Distributions from net
  investment income      (.03)      (.03)     (.03)      (.03)       (.01)
                       ------    -------   -------    -------     -------
Net asset value at
  end of period        $  1.00   $  1.00   $  1.00    $  1.00     $  1.00
                       =======   =======   =======    =======     =======
Total return (%)*         3.34      3.20      3.51       2.86         .96
Net assets at end of
  period (000)         $89,799   $87,053   $71,224    $52,225     $29,877
Ratio of expenses to
  average net assets (%)   .50       .50       .50        .50         .50(a)
Ratio of expenses to average
  net assets excluding
  reimbursements (%)       .52       .57       .64        .72        1.11(a)
Ratio of net investment
  income to average net
  assets (%)              3.28      3.15      3.45       2.97        1.98(a)
-----------------
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
*    Assumes  reinvestment  of all  dividend  income  distributions  during the period.
**   Fund commenced operations October 1, 1993.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST EACH FUND'S ASSETS:

VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

o These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.
o The value of variable rate securities is less affected than fixed-coupon securities by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.
o The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the Florida Tax-Free Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Florida Tax-Free Income Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Florida Tax-Free Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

o Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.
o The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
o   Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments commonly referred to as municipal lease obligations, including:

o   Leases,
o   Installment purchase contracts, and
o   Certificates of participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

LIQUIDITY

We may invest up to 15% of the Florida Tax-Free Income Fund's net assets and up to 10% of the Florida Tax-Free Money Market Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as the Manager may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

                                   APPENDIX B

Taxable Equivalent Yield Table

COMBINED FEDERAL AND
THE EFFECT OF FLORIDA INTANGIBLES TAX

Assuming a Federal
Marginal Tax Rate of:          28%             31%           36%          39.6%

and Assuming a Florida
Intangibles Tax Effect of:*  0.12%           0.12%         0.12%          0.12%

The Effective Marginal
Tax Rate would be:       28.09%(a)       31.08%(b)     36.08%(c)      39.67%(d)

To Match a Double
Tax Free Yield of:           A Fully Taxable Investment Would Have to Pay You:
===============================================================================
        2.00%                2.78%           2.90%         3.13%          3.32%
-------------------------------------------------------------------------------
        2.50%                3.48%           3.63%         3.91%          4.14%
-------------------------------------------------------------------------------
        3.00%                4.17%           4.35%         4.69%          4.97%
-------------------------------------------------------------------------------
        3.50%                4.87%           5.08%         5.48%          5.80%
-------------------------------------------------------------------------------
        4.00%                5.56%           5.80%         6.26%          6.63%
-------------------------------------------------------------------------------
        4.50%                6.26%           6.53%         7.04%          7.46%
-------------------------------------------------------------------------------
        5.00%                6.95%           7.25%         7.82%          8.29%
-------------------------------------------------------------------------------
        5.50%                7.65%           7.98%         8.60%          9.12%
-------------------------------------------------------------------------------
        6.00%                8.34%           8.71%         9.39%          9.95%
-------------------------------------------------------------------------------
        6.50%                9.04%           9.43%        10.17%         10.77%
-------------------------------------------------------------------------------
        7.00%                9.73%          10.16%        10.95%         11.60%
===============================================================================
* Assumes an investor, filing jointly, with $300,000 in intangible assets. See the following table.
(a) Federal Rate of 28% + (Florida Intangibles Tax Effect of .12% x (1-28%))
(b) Federal Rate of 31% + (Florida Intangibles Tax Effect of .12% x (1-31%))
(c) Federal Rate of 36% + (Florida Intangibles Tax Effect of .12% x (1-36%))
(d) Federal Rate of 39.6% + (Florida Intangibles Tax Effect of .12% x
    (1-39.6%))

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

THE ABOVE TABLE ALSO INCLUDES THE EFFECT OF THE INTANGIBLES TAX. YOUR ACTUAL RATE WILL VARY DEPENDING ON YOUR FILING STATUS AND THE TOTAL AMOUNT OF YOUR INTANGIBLES SUBJECT TO THE FLORIDA TAX. SHAREHOLDERS OF EITHER FLORIDA FUND WILL HAVE THE POTENTIAL BENEFIT OF OWNING SHARES IN A FUND, THE VALUE OF WHICH IS EXEMPT FROM THE FLORIDA INTANGIBLES TAX.

The following table calculates the estimated Intangible Tax Liability as a percentage of intangible assets.

===============================================================================
                                  Florida Intangible Tax Rate Effect
-------------------------------------------------------------------------------
           Intangible Assets        Individual              Joint
-------------------------------------------------------------------------------
                $100,000               0.08%                0.06%
-------------------------------------------------------------------------------
                $200,000               0.14%                0.08%
-------------------------------------------------------------------------------
                $300,000               0.16%                0.12%
-------------------------------------------------------------------------------
                $400,000               0.17%                0.14%
-------------------------------------------------------------------------------
                $500,000               0.18%                0.15%
-------------------------------------------------------------------------------
                $600,000               0.18%                0.16%
-------------------------------------------------------------------------------
                $700,000               0.18%                0.17%
-------------------------------------------------------------------------------
                $800,000               0.19%                0.17%
-------------------------------------------------------------------------------
                $900,000               0.19%                0.17%
-------------------------------------------------------------------------------
              $1,000,000               0.19%                0.18%
-------------------------------------------------------------------------------
              $2,000,000               0.19%                0.19%
-------------------------------------------------------------------------------
              $5,000,000               0.20%                0.20%
===============================================================================

THE TABLE USES THE METHODOLOGY FROM THE STATE OF FLORIDA'S 1997 INTANGIBLE TAX RETURN'S "TAX CALCULATION WORKSHEET" TO CALCULATE THE INTANGIBLE TAX LIABILITY AS A PERCENTAGE OF INTANGIBLE ASSETS.

FOR A FURTHER EXPLANATION ON CALCULATING TAX EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX C

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                                     NOTES

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semiannual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

                Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             Transfer Agent                           Custodian
    USAA Shareholder Account Services    State Street Bank and Trust Company
       9800 Fredericksburg Road                     P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           Telephone Assistance Hours
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   For Additional Information on Mutual Funds
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            Mutual Fund TouchLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-7852

                                USAA TEXAS FUNDS

                        USAA TEXAS TAX-FREE INCOME FUND

                     USAA TEXAS TAX-FREE MONEY MARKET FUND

                                   PROSPECTUS
                                 AUGUST 1, 1998

Shares of the Texas Funds are offered only to residents of the State of Texas. The delivery of this Prospectus is not an offer in any state where shares of the Texas Funds may not lawfully be made.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of either of these Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS

What Are Each Fund's Investment Objectives and Main Strategies? .....  2
Main Risks of Investing in These Funds ..............................  2
Are These Funds for You? ............................................  3
Could the Value of Your Investment In These Funds Fluctuate? ........  4
Fees and Expenses ...................................................  7
Fund Investments ....................................................  8
Fund Management ..................................................... 16
Using Mutual Funds in an Investment Program ......................... 17
How to Invest ....................................................... 18
Important Information About Purchases and Redemptions ............... 22
Exchanges ........................................................... 23
Shareholder Information ............................................. 23
Financial Highlights ................................................ 27
Appendix A .......................................................... 29
Appendix B .......................................................... 31
Appendix C........................................................... 32

USAA Investment Management Company manages these Funds. For easier reading, USAA Investment Management Company will be referred to as "we" or "us" throughout the Prospectus.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common investment objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The TEXAS TAX-FREE INCOME FUND invests primarily in long-term, investment-grade Texas tax-exempt securities. The Fund's average dollar-weighted portfolio maturity is not restricted, but is expected to be greater than 10 years.

The TEXAS TAX-FREE MONEY MARKET FUND invests in high-quality Texas tax-exempt securities with maturities of 397 days or less.

In view of the risks inherent in all investments in securities, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 8 for more information.

MAIN RISKS OF INVESTING IN THESE FUNDS

The two primary risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is an additional risk associated with investing in these Funds.

o CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

o MARKET RISK involves the possibility that the value of each Fund's investments will decline due to an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

These credit and market risks may be magnified because each Fund concentrates in Texas tax-exempt securities.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the Texas Tax-Free Income Fund's securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the Texas Tax-Free Income Fund's securities may increase, which would likely increase the Fund's net asset value and total return. The Texas Tax-Free Money Market Fund's total return may decrease.

As you consider an investment in any Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in this investment for long periods of time to ride out down periods.

An investment in either Fund is not a deposit of USAA Federal Savings Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Texas Tax-Free Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

[CAUTION LIGHT]
Look for this symbol throughout the Prospectus. We use it to mark more detailed information about the main risks that you will face as a Fund shareholder.

ARE THESE FUNDS FOR YOU?

Texas Tax-Free Income Fund

This Fund might be appropriate as part of your investment portfolio if . . .

|X| You need steady income.

|X| You are willing to accept moderate risk.

|X| You are looking for a long-term investment.

|X| You need an investment that provides tax-free income.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .


|X| You are unable or reluctant to invest for a period of four years or more.

|X| Your primary goal is to maximize long-term growth.

|X| Your current tax situation does not allow you to benefit from tax-exempt income.

|X| You are seeking an appropriate investment for an IRA, through a 401(k) plan or 403(b) plan, or other tax-sheltered account.

Texas Tax-Free Money Market Fund

This Fund might be appropriate as part of your investment portfolio if . . .

|X| You need to preserve principal.

|X| You want a low risk investment.

|X| You need your money back within a short period.

|X| You need an investment that provides tax-free income.

|X| You would like checkwriting privileges on the account.

|X| You are looking for an investment in a money market fund to balance your stock or long-term bond portfolio.

This Fund MAY NOT be appropriate as part of your investment portfolio if . . .

|X| Your primary goal is long-term growth.

|X| Your current tax situation does not allow you to benefit from tax-exempt income.

|X| You need a high total return to achieve your goals.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Texas Tax-Free Income Fund likely will increase or decrease. We manage the Texas Tax-Free Money Market Fund in accordance with strict Securities and Exchange Commission
(SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the Texas Tax-Free Income Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The bar charts shown below illustrate the Funds' volatility and performance from year to year over the life of the Funds.

TOTAL RETURN

All mutual funds must use the same formulas to calculate total return.

Texas Tax-Free Income Fund

                                  TOTAL RETURN
                                  MEASURES THE
                                  PRICE CHANGE
                                   IN A SHARE
                                  ASSUMING THE
                                  REINVESTMENT
                                OF ALL DIVIDEND
                                   INCOME AND
                                  CAPITAL GAIN
                                 DISTRIBUTIONS.

[BAR CHART]
               CALENDAR       TOTAL RETURN
                 YEAR          PERCENTAGE

                 1994*           -3.20
                 1995            22.22
                 1996             5.25
                 1997            11.71

     *FUND BEGAN OPERATIONS ON AUGUST 1, 1994.

     THE TEXAS TAX-FREE INCOME FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998, WAS 2.82%.

  During the periods shown in the bar chart, the highest total return for a quarter was 9.25% (quarter ending March 31, 1995) and the lowest total return for a quarter was -2.19% (quarter ending March 31, 1996).

  The table below shows how the Fund's average annual returns for the one-year period and the life of the Fund compared to those of a broad-based securities market index. Remember, historical performance does not necessarily indicate what will happen in the future.

===============================================================================
  Average Annual Total Returns                    Since Fund's
  (for the periods ending          Past           Inception on
  December 31, 1997)              1 Year         August 1, 1994
-------------------------------------------------------------------------------

  Texas Tax-Free
     Income Fund                  11.71%            10.09%
-------------------------------------------------------------------------------
  Lehman Bros. Municipal
     Bond Index *                  9.19%             8.11%
===============================================================================
* THE LEHMAN BROS. MUNICIPAL BOND INDEX IS AN UNMANAGED BENCHMARK OF TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

Texas Tax-Free Money Market Fund

[BAR CHART]
               CALENDAR       TOTAL RETURN
                 YEAR          PERCENTAGE

                 1994*            1.22
                 1995             3.56
                 1996             3.25
                 1997             3.43

     *FUND BEGAN OPERATIONS ON AUGUST 1, 1994.

     THE TEXAS TAX-FREE MONEY MARKET FUND'S TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998, WAS 1.64%.

  During the periods shown in the bar chart, the highest total return for a quarter was .95% (quarter ending June 30, 1995) and the lowest total return for a quarter was .76% (quarter ending March 31, 1997).

YIELD

                                  YIELD IS THE
                                 ANNUALIZED NET
                                 INCOME OF THE
                                 FUND DURING A
                                SPECIFIED PERIOD
                                AS A PERCENTAGE
                                 OF THE FUND'S
                                  SHARE PRICE.

All mutual funds must use the same formulas to calculate yield and effective yield.

Texas Tax-Free Income Fund

The Texas Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation or a tax equivalent yield. The Fund's 30-day yield for the period ended December 31, 1997, was 4.71%.

Texas Tax-Free Money Market Fund

                                EFFECTIVE YIELD
                                 IS CALCULATED
                                   SIMILAR TO
                                   THE YIELD,
                                 HOWEVER, WHEN
                                  ANNUALIZED,
                                   THE INCOME
                                   EARNED IS
                                 ASSUMED TO BE
                                  REINVESTED.

The Texas Tax-Free Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 1997, was 3.70%.

You may obtain the most current yield information for either of the Funds by calling 1-800-531-8777.

TAX EQUIVALENT YIELD

Investors use tax equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal marginal tax rate and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36%, the Funds' tax equivalent yields for the period ending December 31, 1997, would be as follows:

===============================================================================
                                                           Tax Equivalent
                                             Yield             Yield
-------------------------------------------------------------------------------
  Texas Tax-Free Income Fund (30 day)        4.70%             7.36%
-------------------------------------------------------------------------------
  Texas Tax-Free Money Market Fund (7 day)   3.37%             5.78%
===============================================================================

Using the example, to exceed the 30-day yield of the Texas Tax-Free Income Fund on an after-tax basis, you must find a fully taxable investment that yields more than 7.36%. Likewise, to exceed the 7-day yield of the Texas Tax-Free Money Market Fund, you must find a fully taxable investment that yields more than 5.78%.

For more information on calculating tax equivalent yields, see APPENDIX B on page 31.

                              [TELEPHONE GRAPHIC]
                                 TouchLINE (R)
                                 1-800-531-8777
                                     PRESS
                                       1
                                      THEN
                                       1
                                      THEN
                                     7 1 #

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your shares may go up or down. For the most current price, yield, and return information for these Funds, you may call TouchLINE(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press 70# for the Texas Tax-Free Income Fund or press 71# for the Texas Tax-Free Money Market Fund when asked for a Fund Code.

FEES AND EXPENSES

This summary shows what it will cost you directly or indirectly to invest in the Funds.

Shareholder Transaction Expenses -- Fees You Pay Directly

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, you will pay a $10 fee. (Your bank may also charge a fee for receiving wires.)

Annual Fund Operating Expenses -- Fees You Pay Indirectly

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian and transfer agent fees. The figures on the next page show actual expenses before waivers, if any, during the past fiscal year ended March 31, 1998, and are calculated as a percentage of average net assets (ANA).

                                  12b-1 FEES -
                                  SOME MUTUAL
                                  FUNDS CHARGE
                                   THESE FEES
                                   TO PAY FOR
                                  ADVERTISING
                                   AND OTHER
                                COSTS OF SELLING
                                  FUND SHARES.

===============================================================================
                                       Texas Tax-Free      Texas Tax-Free
                                         Income Fund      Money Market Fund
===============================================================================
  Management Fees                           .50%                .50%
  Distribution (12b-1) Fees                 None                None
  Other Expenses                            .48%                .87%
                                            ----               -----
  Total Annual Fund Operating Expenses*     .98%               1.37%
                                            ====               =====
===============================================================================

----------------------

   * During the year, we voluntarily limited each Fund's Total Annual Fund Operating Expenses to .50% as follows:

     ========================================================================
                                             Texas           Texas Tax-
                                            Tax-Free         Free Money
                                           Income Fund       Market Fund
     ========================================================================
      Total Annual Fund Operating Expenses    .98%              1.37%
      Reimbursement from USAA Investment
       Management Company                    (.48%)             (.87%)
                                              ----               ----
      Actual Fund Operating Expenses
       After Reimbursement                    .50%               .50%
                                              ====               ====
     ========================================================================

     We have again voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA and will reimburse the Funds for all expenses in excess of that amount until August 1, 1999.

Example of Effect of the Funds' Operating Expenses

This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursements) remain the same, and (3) you redeem all of your shares at the end of those periods.

===============================================================================
                        Texas Tax-Free     Texas Tax-Free
                         Income Fund      Money Market Fund
===============================================================================
         1 year            $  100             $  139
         3 years              312                434
         5 years              542                750
        10 years            1,201              1,646
===============================================================================

FUND INVESTMENTS

Principal Investment Strategies and Risks

   Q   What is each Fund's principal investment strategy?

   A Each Fund's principal investment strategy is to invest the Fund's assets primarily in securities issued by the State of Texas, its political subdivisions and instrumentalities, and by other governmental entities, if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes.

       Currently, Texas does not have a personal state income tax. In the event Texas does enact a personal state income or similar tax, we will attempt to seek a high level of current interest income also exempt from such tax. The ability of the Funds to pursue this further policy, of course, will be affected by the actual form of such a tax.

       These securities include municipal debt obligations that have been issued by Texas and its political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as Texas tax-exempt securities. Texas tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

       Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities.

   Q What types of tax-exempt securities will be included in each Fund's portfolio?

   A Each Fund's assets may be invested in any of the following tax-exempt securities:

       o general obligation bonds which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

       o revenue bonds which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power;

       o lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and

       o industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities.

       As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

   Q What are the principal risks associated with investments in tax-exempt securities?

   A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

       [CAUTION  LIGHT]
       CREDIT RISK. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

       When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category
       (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

       [CAUTION LIGHT]
       MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of bonds fall and when interest rates fall, bond prices generally rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

   Q What percentage of each Fund's assets will be invested in Texas tax-exempt securities?

   A During normal market conditions, at least 80% of each Fund's net assets will consist of Texas tax-exempt securities. This policy may only be changed by a shareholder vote.

       In addition to Texas tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal personal income taxes; and as such, we may consider investing up to 20% of each Fund's assets in these securities.

   Q   Are each Fund's investments diversified in many different issuers?

   A Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of Texas tax-exempt securities.

       With respect to the Texas Tax-Free Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

       We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds.

   Q What are the potential risks associated with concentrating such a large portion of each Fund's assets in one state?

       [CAUTION LIGHT]
   A The Funds are subject to credit and market risks, as described above, which could be magnified by the Funds' concentration in Texas issues. Texas tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of Texas issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within Texas to a much greater degree than a more diversified national fund.

       A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

       An investment in the Texas Tax-Free Money Market Fund may be riskier than an investment in other types of money market funds because of this concentration.

       The following are examples of just some of the events that may depress valuations for Texas tax-exempt securities for an extended period of time:

       o Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

       o Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

       o Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

       o Bankruptcy or financial distress of a prominent municipal issuer within the state.

       o Economic issues that impact critical industries or large employers or that weaken real estate prices.

       o   Reductions in federal or state financial aid.

       o Imbalance in the supply and demand for the state's municipal securities.

       o Developments that may change the tax treatment of Texas tax-exempt securities.

       In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

       Other   considerations   affecting  the  Funds'   investments  in  Texas
       tax-exempt securities are summarized in the Statement of Additional Information under SPECIAL RISK CONSIDERATIONS.

   Q Will any portion of the distributions from the Funds be subject to federal income taxes?

   A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

       However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

       o Distributions of net short-term capital gains are taxable as ordinary income.

       o Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares. These distributions may be taxable at different rates depending on the length of time the Funds held the applicable investment.

       o Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

   Q Will income from the Funds be subject to the federal alternative minimum tax (AMT) for individuals?

   A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

Texas Tax-Free Income Fund

   Q   What is the credit quality of the Fund's investments?


   A Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch IBCA, Inc. (Fitch) or in the highest short-term rating category by Moody's, S&P, or Fitch; or if a security is not rated by these rating agencies, we must determine that the security is of equivalent investment quality.

       In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies; or if unrated by these agencies, we must determine that the securities are of equivalent investment quality.

       You will find a complete description of the above tax-exempt ratings in the Fund's Statement of Additional Information.

   Q What happens if the rating of a security is downgraded to below investment grade?

   A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Board of Trustees.

   Q   How does the portfolio manager decide which securities to buy and sell?

   A He manages tax-exempt funds based on the common sense premise that his investors value tax-exempt income over taxable capital gain distributions. When weighing his decision to buy or sell a security, he strives to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

   Q   What is the Fund's average portfolio maturity and how is it calculated?

   A While the Fund's average portfolio maturity is not restricted, we expect it to be greater than 10 years. To determine a security's maturity for purposes of calculating the Fund's average portfolio maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's average weighted portfolio maturity, see INVESTMENT POLICIES in the Fund's Statement of Additional Information.

Texas Tax-Free Money Market Fund

   Q   What is the credit quality of the Fund's investments?

   A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

       o issued or guaranteed by the U.S. Government or any agency or instrumentality thereof including "prerefunded" and "escrowed to maturity" tax-exempt securities;

       o rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

       o unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

       o   unrated but determined by us to be of comparable quality.

       In addition, we must consider whether a particular investment presents minimal credit risk.

   Q   Who are the Nationally Recognized Statistical Rating Organizations?

   A   Current NRSROs include:

       o   Moody's Investors Service, Inc.;
       o   Standard & Poor's Ratings Group;
       o   Fitch IBCA, Inc.;
       o   Duff & Phelps, Inc.; and
       o   Thompson BankWatch, Inc.

   Q   What happens if the rating of a security is downgraded?

   A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

   Q   Will the Fund always maintain a net asset value of $1 per share?

   A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so.

       Remember, the shares are neither insured nor guaranteed by the U.S. Government. As such, the Fund carries some risk.

       For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

       There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest risk by limiting the maturity of each security to 397 days or less and maintaining a dollar-weighted average portfolio maturity for the Fund of 90 days or less.

                                    DOLLAR-
                                    WEIGHTED
                                    AVERAGE
                                   PORTFOLIO
                                  MATURITY IS
                                  OBTAINED BY
                                  MULTIPLYING
                                   THE DOLLAR
                                 VALUE OF EACH
                                   INVESTMENT
                                 BY THE NUMBER
                                OF DAYS LEFT TO
                                 ITS MATURITY,
                                  THEN ADDING
                             THOSE FIGURES TOGETHER
                                AND DIVIDING THE
                                  TOTAL BY THE
                                  DOLLAR VALUE
                                 OF THE FUND'S
                                   PORTFOLIO.

       Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security may fail to meet a contractual obligation.

   Q   How does the portfolio manager decide which securities to buy and sell?

   A He balances factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in his credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each Fund's assets, see APPENDIX A on page 29.

FUND MANAGEMENT

The Trust has retained us, USAA Investment Management Company, to serve as the manager and distributor for the Trust. We are an affiliate of United Services
Automobile Association (USAA), a large, diversified financial services institution. As of the date of this Prospectus, we had approximately $39 billion in total assets under management. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

We provide management services to the Funds pursuant to an Advisory Agreement. We are responsible for managing the Funds' portfolios (including placement of brokerage orders) and their business affairs, subject to the authority and supervision by the Board of Trustees. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) of that portion of average net assets in excess of $100 million. The fee we received for the fiscal year ended March 31, 1998, net of reimbursements, was equal to .02% of average net assets for the Texas Tax-Free Income Fund. We waived the advisory fee for the Texas Tax-Free Money Market Fund. We also provide services related to selling the Funds' shares and receive no compensation for those services.

Although our officers and employees, as well as those of the Trust, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Trust and us.

Portfolio Managers

The following individuals are primarily responsible for managing the Funds:

TEXAS TAX-FREE INCOME FUND

[PHOTOGRAPH OF
PORTFOLIO MANAGER]
Robert R. Pariseau

Robert R. Pariseau, Assistant Vice President of Fixed Income Investments since June 1995, has managed the Fund since May 1995. He has 14 years investment management experience working for us. Mr. Pariseau earned the Chartered Financial Analyst (CFA) designation in 1987 and is a member of the Association for Investment Management and Research (AIMR), the San Antonio Financial Analysts Society, Inc. (SAFAS), and the National Federation of Municipal Analysts (NFMA). He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

TEXAS TAX-FREE MONEY MARKET FUND

[PHOTOGRAPH OF
PORTFOLIO MANAGER]
John C. Bonnell

John C. Bonnell, Executive Director of Money Market Funds since May 1996, has managed the Fund since May 1996. He has nine years investment management experience working for us. Mr. Bonnell earned the CFA designation in 1994 and is a member of AIMR, SAFAS, NFMA, and the Southern Municipal Finance Society. He holds an MBA from St. Mary's University and a BBA from the University of Texas at San Antonio.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. The Idea Behind Mutual Funds

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to very wealthy people.

II. Using Funds in an Investment Program

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the Texas Tax-Free Income Fund and the Texas Tax-Free Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

III. USAA's Family of Funds

We offer you another alternative with our asset strategy funds listed under asset allocation on page 32. These unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA Asset Strategy Fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 32 for a complete list of the USAA Family of No-Load Mutual Funds.

HOW TO INVEST

Purchase of Shares

OPENING AN ACCOUNT

You may open an account and make an investment as described below by mail, in person, bank wire, electronic funds transfer (EFT), or phone. A complete, signed application is required for new accounts. However, after you open your initial account with us, you will not need to fill out another application unless the registration is different.

TAX ID NUMBER

Each shareholder named on the account must provide a social security number or tax identification number to avoid possible withholding requirements.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined at the close of the regular trading session (generally 4:00 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day the NYSE is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day. If you plan to purchase Fund shares with a foreign check, we suggest you convert your foreign check to U.S. dollars prior to investment in a Fund to avoid a potential delay in the effective date of your purchase of up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

[MONEY GRAPHIC]
o $3,000. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

o $50 (Except transfers from brokerage accounts into the Texas Tax-Free Money Market Fund, which are exempt from the minimum).

HOW TO PURCHASE

MAIL

[ENVELOPE GRAPHIC]
o    To open an account, send your application and check to:
       USAA Investment Management Company
       9800 Fredericksburg Road
       San Antonio, TX 78288
o To add to your account, send your check and the "Invest by Mail" stub that accompanies your Fund's transaction confirmation to the Transfer Agent:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

IN PERSON

[HANDSHAKE GRAPHIC]
o    To open an account, bring your application and check to:
       USAA Investment Management Company
       USAA Federal Savings Bank
       10750 Robert F. McDermott Freeway
       San Antonio, TX 78288

BANK WIRE

[WIRE GRAPHIC]
o Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
       State Street Bank and Trust Company
       Boston, MA 02101
       ABA#011000028
       Attn:  USAA Texas Fund Name
       USAA Account Number: 69384998
       Shareholder(s) Name(s) _____________________________________
       Shareholder(s) Mutual Fund Account Number __________________

ELECTRONIC FUNDS TRANSFER

[CALENDAR GRAPHIC]
o Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE  1-800-531-8448

[TELEPHONE GRAPHIC]
o If you have an existing USAA account and would like to open a new account or exchange to another USAA fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

Redemption of Shares

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4:00 p.m. Eastern
Time), redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. Redemptions are subject to taxes based on the difference between the cost of shares when purchased and the price received upon redemption.

In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM

WRITTEN, FAX, TELEGRAPH, OR TELEPHONE

[FAX MACHINE GRAPHIC]
o    Send your written instructions to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288
o Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.
o    Call toll free 1-800-531-8448, in San Antonio, 456-7202.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we obtain the following information: (1) USAA number or account number, (2) the name(s) on the account registration, and
(3) social security number or tax identification number for the account registration. In addition, we record all telephone communications with you and send confirmations of account transactions to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, or telegram is not available.

CHECKWRITING

[CHECKBOOK GRAPHIC]
o Checks can be issued for your Texas Tax-Free Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return to:
       USAA Shareholder Account Services
       9800 Fredericksburg Road
       San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. Checks written for less than $250 will be returned unpaid. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Investor's Guide to USAA Mutual Fund Services

[INVESTOR'S GUIDE GRAPHIC]
Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to help you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

Account Balance

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

Trust Rights

The Trust reserves the right to:

o   reject purchase or exchange orders when in the best interest of the Trust;

o limit or discontinue the offering of shares of any portfolio of the Trust without notice to the shareholders;

o impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and the required notice has been given to shareholders;

o require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question. The Statement of Additional Information contains information on acceptable guarantors;

o redeem an account with a total value of less than $500 of either Fund, with certain limitations.

EXCHANGES

Exchange Privilege

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only Texas residents may exchange into a Texas Fund. The Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined after the exchange order is received. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; and as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between the cost of shares when purchased and the price received upon exchange.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 21.

Exchange Limitations, Excessive Trading

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA Family of Funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds).

SHAREHOLDER INFORMATION

                                      NAV
                                     EQUALS
                                  TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                   DIVIDED BY
                                  # OF SHARES
                                  OUTSTANDING

Share Price Calculation

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern Time.

Securities of the Texas Tax-Free Income Fund are valued each business day at their current market value as determined by a pricing service approved by the Trust's Board of Trustees. Securities which cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Board of Trustees. In addition, securities with maturities of 60 days or less and all securities of the Texas Tax-Free Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' Statement of Additional Information.

Dividends and Distributions

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Any net capital gain distribution usually occurs within 45 days of the March 31 fiscal year end, which would be somewhere around the middle of May. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

All income dividends and capital gain distributions are automatically reinvested, unless we receive different instructions from you. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the Texas Tax-Free Income Fund will reduce the NAV per share by the amount of the dividend or distribution. These dividends and distributions are subject to taxes. If you become a resident of a state other than Texas, we will mail a check for proceeds of income dividends to you monthly. We will mail a check for any capital gain distribution to you after the distribution is paid.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

Federal Taxes

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this Prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 13, capital gain distributions by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and regulations that will likely be adopted to implement the Act may affect the status and treatment of certain distributions shareholders receive from the Fund. We urge you to consult your own tax adviser about the status of distributions from the Fund in your own state and locality.

WITHHOLDING - Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

o   fails to furnish the Fund with a correct tax identification number,
o   underreports dividend or interest income, or
o   fails to certify that he or she is not subject to withholding.

To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING - Each Fund will report information to you concerning the tax status of dividends and distributions for federal income tax purposes annually, including the portion of the dividends constituting interest on private activity bonds and the percentage and source of interest income earned on tax-exempt securities held by the Fund during the preceding year.

Texas Taxation

Texas does not currently impose an income tax on individuals. Therefore, dividends and distributions paid by the Funds to individuals who are residents of Texas are not subject to a Texas personal income tax. If Texas eventually enacts a personal income tax, investors will need to consult with their own tax advisors with respect to the possible taxation of dividends and distributions.

Texas imposes a franchise tax on corporations, limited liability companies, certain banks, limited banking associations and savings and loan associations that do business in the State or that are chartered or authorized to do business in the State. It is a tax on the privilege of doing business within the State, measured by such an entity's net taxable capital and by its net taxable earned surplus. Because the Funds are series of a registered open-end investment company organized as a Delaware business trust, they themselves are not subject to the Texas franchise tax. An investor in the Funds subject to the Texas franchise tax, however, must include distributions it receives from the Funds in its calculation of net taxable capital. All distributions from the Funds that are exempt from federal income tax, though, are exempt from the portion of the Texas franchise tax based on taxable earned surplus.

Year 2000

Like other organizations around the world, the Funds could be adversely affected if the computer systems used by them, their service providers, or companies in which they invest do not properly process and calculate information that relates to dates beginning January 1, 2000, and beyond. This situation may occur because for many years computer programmers used only two digits to describe years, such as 98 for 1998. A program written in this manner may not work when it encounters the year 00. To confront this situation, USAA companies have spent much effort and money; and we expect to have our systems ready for the Year 2000 by mid-1999. In addition, we are actively assessing the Year 2000 readiness of our service providers, partners, and companies in whose securities we invest. It is not possible for us to say that you will experience no effect from this situation, but we can say that we are making a large effort to avoid any ill effects upon our shareholders.

We do believe you are entitled to know with certainty that we will stand behind your share balance as of the close of business in 1999. When the market reopens in 2000, should any computer problem cause a change in the number of shares in your account, we will return your account to its proper share balance.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Funds' financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Funds' financial statements, are included in the Annual Report, which is available upon request.

Texas Tax-Free Income Fund:

                                        Year Ended March 31,
                                        --------------------
                                1998       1997       1996         1995**
                                ----       ----       ----         ------
Net asset value at
  beginning of period         $ 10.38    $ 10.45    $ 10.21       $ 10.00
Net investment income             .57        .59        .58           .34
Net realized and
  unrealized gain                 .82        .13        .36           .21
Distributions from net
  investment income              (.57)      (.59)      (.58)         (.34)
Distributions of realized
  capital gains                  (.10)      (.20)      (.12)         -
                              -------    -------    -------       -------
Net asset value at
  end of period               $ 11.10    $ 10.38    $ 10.45       $ 10.21
                              =======    =======    =======       =======
Total return (%)*               13.71       7.06       9.42          5.75
Net assets at end of
  period (000)                $21,116    $11,206    $ 8,053       $ 6,446
Ratio of expenses to
  average net assets (%)          .50        .50        .50           .50(a)
Ratio of expenses to average
  net assets excluding
  reimbursements (%)              .98       1.35       1.66          2.40(a)
Ratio of net investment
  income to average net
  assets (%)                     5.27       5.63       5.51          5.56(a)
Portfolio turnover (%)          56.29      86.17      71.14         49.63
-----------------
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
* Assumes reinvestment of all dividend income and capital gains distributions during the period.
**  Fund commenced operations August 1, 1994.

Texas Tax-Free Money Market Fund:

                                        Year Ended March 31,
                                        --------------------
                               1998        1997        1996       1995**
                               ----        ----        ----       ------
Net asset value at
  beginning of period        $  1.00     $  1.00     $  1.00     $  1.00
Net investment income            .03         .03         .03         .02
Distributions from net
  investment income             (.03)       (.03)       (.03)       (.02)
                             -------     -------     -------     -------
Net asset value at
  end of period              $  1.00     $  1.00     $  1.00     $  1.00
                             =======     =======     =======     =======
Total return (%)*               3.43        3.22        3.49        2.09
Net assets at end of
  period (000)               $ 5,888     $ 5,280     $ 4,695     $ 3,881
Ratio of expenses to
  average net assets (%)         .50         .50         .50         .50(a)
Ratio of expenses to average
  net assets excluding
  reimbursements (%)            1.37        1.77        2.02        2.63(a)
Ratio of net investment
  income to average net
  assets (%)                    3.38        3.17        3.42        3.18(a)
-----------------
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
* Assumes reinvestment of all dividend income distributions during the period.
**  Fund commenced operations August 1, 1994.

                                   APPENDIX A

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH WE MAY INVEST EACH FUND'S ASSETS:

VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

o These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.
o The value of variable rate securities is less affected than fixed-coupon securities by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.
o The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the Texas Tax-Free Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Texas Tax-Free Income Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Texas Tax-Free Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

o Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.
o The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
o   Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments commonly referred to as municipal lease obligations, including:

o   Leases,
o   Installment purchase contracts, and
o   Certificates of participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

LIQUIDITY

We may invest up to 15% of the Texas Tax-Free Income Fund's net assets and up to 10% of the Texas Tax-Free Money Market Fund's net assets in securities which are illiquid. Illiquid securities are those securities that cannot be disposed of in the ordinary course of business, seven days or less, at approximately the value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as the Manager may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

                                   APPENDIX B

Taxable Equivalent Yield Table

Assuming a Federal
Marginal Tax Rate of:       28%            31%           36%         39.6%

To Match a Double
Tax Free Yield of:           A Fully Taxable Investment Would Have to Pay You:
===============================================================================
        2.00%             2.78%          2.90%         3.13%         3.31%
-------------------------------------------------------------------------------
        2.50%             3.47%          3.62%         3.91%         4.14%
-------------------------------------------------------------------------------
        3.00%             4.17%          4.35%         4.69%         4.97%
-------------------------------------------------------------------------------
        3.50%             4.86%          5.07%         5.47%         5.79%
-------------------------------------------------------------------------------
        4.00%             5.56%          5.80%         6.25%         6.62%
-------------------------------------------------------------------------------
        4.50%             6.25%          6.52%         7.03%         7.45%
-------------------------------------------------------------------------------
        5.00%             6.94%          7.25%         7.81%         8.28%
-------------------------------------------------------------------------------
        5.50%             7.64%          7.97%         8.59%         9.11%
-------------------------------------------------------------------------------
        6.00%             8.33%          8.70%         9.38%         9.93%
-------------------------------------------------------------------------------
        6.50%             9.03%          9.42%        10.16%        10.76%
-------------------------------------------------------------------------------
        7.00%             9.72%         10.14%        10.94%        11.59%
===============================================================================
___________________

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

FOR A FURTHER EXPLANATION ON CALCULATING TAX EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX C

USAA Family of No-Load Mutual Funds

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about other Funds in the USAA Family of Funds, including charges and expenses, call us for a Prospectus. Read it carefully before you invest or send money.

        FUND
      TYPE/NAME                             VOLATILITY
===============================================================
CAPITAL APPRECIATION
---------------------------------------------------------------
Aggressive Growth                        Very high
Emerging Markets (1)                     Very high
First Start Growth                       Moderate to high
Gold (1)                                 Very high
Growth                                   Moderate to high
Growth & Income                          Moderate
International (1)                        Moderate to high
S&P 500 Index (2)                        Moderate
Science & Technology                     Very high
World Growth (1)                         Moderate to high
---------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------
Balanced Strategy (1)                    Moderate
Cornerstone Strategy (1)                 Moderate
Growth and Tax Strategy                  Moderate
Growth Strategy (1)                      Moderate to high
Income Strategy                          Low to moderate
---------------------------------------------------------------
INCOME - TAXABLE
---------------------------------------------------------------
GNMA                                     Low to moderate
Income                                   Moderate
Income Stock                             Moderate
Short-Term Bond                          Low
---------------------------------------------------------------
INCOME - TAX EXEMPT
---------------------------------------------------------------
Long-Term (3)                            Moderate
Intermediate-Term (3)                    Low to moderate
Short-Term (3)                           Low
State Bond/Income (3,4)                  Moderate
---------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------
Money Market (5)                         Very low
Tax Exempt Money Market (3,5)            Very low
Treasury Money Market Trust (5)          Very low
State Money Market (3,4,5)               Very low
===============================================================

1  FOREIGN   INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS  CURRENCY
   FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

2 S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

3  SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

4 CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

5 AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semiannual Reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.


                Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288
                -----------------------------------------------
             Transfer Agent                           Custodian
    USAA Shareholder Account Services    State Street Bank and Trust Company
       9800 Fredericksburg Road                     P.O. Box 1713
       San Antonio, Texas 78288                Boston, Massachusetts 02105
                -----------------------------------------------
                           Telephone Assistance Hours
                         Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.
               ------------------------------------------------
                   For Additional Information on Mutual Funds
                   1-800-531-8181, (in San Antonio) 456-7211
                For account servicing, exchanges or redemptions
                   1-800-531-8448, (in San Antonio) 456-7202
                -----------------------------------------------
                       Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                   1-800-531-8066, (in San Antonio) 498-8066
                -----------------------------------------------
                            Mutual Fund TouchLINE(R)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                   1-800-531-8777, (in San Antonio) 498-8777

                   Investment Company Act File No. 811-7852

USAA     USAA STATE                                      STATEMENT OF
EAGLE    TAX-FREE                                        ADDITIONAL INFORMATION
LOGO     TRUST                                           August 1, 1998
-------------------------------------------------------------------------------

                           USAA STATE TAX-FREE TRUST
                                 FLORIDA FUNDS

USAA STATE TAX-FREE TRUST (the Trust) is a registered investment company offering shares of four no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund (collectively, the Funds or the Florida Funds). Each Fund is classified as diversified and has a common investment objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus dated August 1, 1998, for the Florida Funds by writing to USAA State Tax-Free Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the Prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1998, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS

        PAGE
           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           4   Investment Policies
           6   Investment Restrictions
           6   Special Risk Considerations
           8   Portfolio Transactions
           9   Description of Shares
          10   Certain Federal Income Tax Considerations
          11   Florida Taxation
          12   Trustees and Officers of the Trust
          15   The Trust's Manager
          16   General Information
          16   Calculation of Performance Data
          18   Appendix A - Tax-Exempt Securities and Their Ratings
          21   Appendix B - Comparison of Portfolio Performance
          23   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the FLORIDA TAX-FREE INCOME FUND are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities which cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees.

     The value of the FLORIDA TAX-FREE MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Florida Tax-Free Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Florida Tax-Free Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a total value of less than $500 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual  protection  of the investor  and the Funds,  the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Florida Tax-Free Money Market Fund may request that checks be issued for their account. Checks must be written in amounts of at least $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account's balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $10 for each stop payment you request.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from an employer (including government allotments and social security), an income-producing investment, or an account with a participating financial institution.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a NAV of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the Prospectus describe the fundamental investment objectives and the investment policies applicable to each Fund. Each Fund's objective cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Florida Tax-Free Income Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features which, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

The Florida Tax-Free Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its net assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal income taxes. Such taxable securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

OTHER POLICIES

Each Fund may lend its securities and engage in short sells against the box. The Florida Tax-Free Income Fund may also invest in options, financial futures contracts, and options on financial futures contracts. However, the Funds do not intend to engage in any of these practices during the coming year without first supplying further information in the Prospectus.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

 (1) with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940
      Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the State of Florida or other jurisdictions and each of its separate political subdivisions, agencies, authorities and instrumentalities shall be treated as a separate issuer;

 (2) borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will either Fund purchase securities when its borrowings exceed 5% of its total assets;

 (3) purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and, in the case of the Florida Tax-Free Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (4)  issue senior securities, except as permitted under the 1940 Act;

 (5) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein);

 (7) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements; or

 (8) purchase or sell commodities or commodities contracts except that the Florida Tax-Free Income Fund may invest in financial futures contracts, options thereon, and similar instruments.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

     The Florida Tax-Free Income Fund may not invest more than 15% of the value of its net assets and the Florida Tax-Free Money Market Fund may not invest more than 10% of the value of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days).

                          SPECIAL RISK CONSIDERATIONS

The information set forth below is derived from official statements prepared in connection with the issuance of bonds of the State of Florida (the "State") and other sources that are generally available to investors. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Trust has not independently verified this information.

     THE FLORIDA ECONOMY. Throughout the 1980s, the State's unemployment rate, generally, tracked below that of the nation. In the nineties, the trend was reversed, until 1995 and 1996, where the State's unemployment rate again tracked below the U.S. The State's unemployment rate for 1997 was 4.8%, while the national average was 4.9%. The State's unemployment rate for 1998 is projected to be 4.8%, while the national average is also projected to be 4.8%.

     Personal income in the State has been growing strongly the last several years and has generally outperformed both the nation as a whole and the Southeast in particular. The reasons for this are twofold: first, the State's population has expanded at a very strong pace; and second, the State's economy since the early seventies has diversified in such a way as to provide a broader economic base. From 1985 through 1995, the State's per capita income rose an average of 5.0% per year, while the national per capita income increased an average of 4.9%. For 1996, the State's per capita personal income rose an average of 4.7% while the national per capita personal income rose 4.5%. In 1996, per capita personal income in Florida was $24,104, while the national per capita personal income was $24,231. The structure of the State's income differs from that of the nation and the Southeast. Because the State has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income. For example, Florida's employment income in 1996, represented 59.6% of total personal income, while the nation's share of total personal income in the form of wages and salaries and other labor benefits was 70.2%. Transfer payments, such as social security, are occasionally subject to legislative change.

     The State's strong population growth is one main reason why its economy has typically performed better than the nation as a whole. In 1980, the State was ranked seventh among the 50 states with a population of 9.7 million people. The State has continued to grow since then and as of April 1, 1997 ranks fourth with an estimated population of 14.7 million. Since 1990, the State's average annual rate of population increase has been approximately 1.8% as compared to an approximately 1.0% average annual increase for the nation as a whole. While annual growth in the State's population is expected to decline somewhat, it is still expected to grow approximately 230,000 per year throughout the 1990s, however, no assurance can be given that such growth will continue.

     Tourism is one of the State's most important industries. Approximately 47 million people visited the State in 1997, as reported by the Florida Department of Commerce. By the end of this fiscal year, 49.7 million domestic and international tourists are expected to have visited this State. The State expects 50.6 million visitors in 1999-2000. The State's tourism appears to be recovering from the effects of negative publicity regarding crime against tourists in the State.

     The State has a dynamic construction industry, with single and multi-family housing starts accounting for approximately 9.2% of total U.S. housing starts in 1997, while the State's population was only 5.5% of the nation's total population. The reason for such a dynamic construction industry was the rapid growth of the State's population. Since 1985, total housing starts have averaged approximately 148,000 per year. Total housing starts were 132,813 in 1997, and are projected to be 127,400 in 1998-99.

     The Florida economy is expected to grow at a moderate pace, but will continue to outperform the U.S. as a whole. An important element of Florida's economic outlook is the construction sector. Multi-family starts have been slow to recover in the State from the early 90's recession, but are now showing stronger growth. Overall, the Florida economy appears to be in line with the U.S. economy and is expected to experience steady growth over the next couple of years.

     FLORIDA REVENUES AND EXPENDITURES. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds--General Revenue Fund, Trust Funds, Working Capital Fund and the Budget Stabilization Fund. In fiscal year 1995-96, the State derived approximately 66% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax, which amounted to 68%, 8%, 4%, 3%, and 3%, respectively, of total General Revenue Fund receipts. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1996-97, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 53%, 26% and 14%, respectively, of total General Revenues.

     The   estimated   General   Revenue  plus   Working   Capital  and  Budget
Stabilization funds available to the State for fiscal year 1997-98 total $18,150.9 million, an 8.5% increase over 1996-97. Compared to effective appropriations from General Revenues plus Working Capital and Budget Stabilization funds for fiscal year 1997-98 of $17,114 million, this results in unencumbered reserves estimated at $1,036.9 million at the end of fiscal year 1996-97. Estimated fiscal year 1998-99 General Revenue plus Working Capital and Budget Stabilization funds available total $18,644 million, a 2.7% increase over fiscal year 1997-98.

     The sales and use tax is the greatest single source of tax receipts in the State. For the State fiscal year ended June 30, 1997, receipts from this source were $12,089 million, an increase of 5.5% from fiscal year 1996-97. The second largest source of State tax receipts is the Motor Fuel Tax. Preliminary data show collections from this source in State fiscal year ending June 30, 1997, were $2,012 million. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues totalled $447.2 million for the State fiscal year ending June 30, 1997. The receipts of corporate income tax for the fiscal year ended June 30, 1997 were $1,362.3 million, an increase of 17.2% from the previous fiscal year. Gross Receipt tax collections for fiscal year 1996-97 totalled $575.7 million, an increase of 6% over the previous fiscal year. Documentary stamp tax collections totalled $844.2 million during fiscal year 1996-97, increasing 8.9% from the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $952.4 million during fiscal year ending June 30, 1997, a 6.3% increase from the previous fiscal year. Severance taxes totalled $77.2 million during fiscal year 1995-96, up 26.1% from the previous fiscal year. In November, 1986, the voters of the State approved a constitutional amendment to allow the State to operate a lottery. Fiscal year 1996-97 produced ticket sales of $2.09 billion of which education received approximately $792.3 million.

     The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

     Since January 1, 1994, property valuations for homestead property have been subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem revenues to meet operating and other requirements normally funded with ad valorem tax revenues.

     An amendment to the State Constitution was approved by statewide ballot in the November 8, 1994, general election which is commonly referred to as the "Limitation on State Revenues Amendment." This amendment provides that State revenues collected for any fiscal year shall be limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter is required to be refunded to taxpayers as provided by general law. The limitation on State revenues imposed by the amendment may be increased by the Legislature, by a two-thirds vote of each house.

     The term "State revenues," as used in the amendment, means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the term "State revenues" does not include: (1) revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; (3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The amendment took effect on January 1, 1995, and was first applicable to State fiscal year 1995-96.

     It should be noted that many of the provisions of the amendment are ambiguous, and likely will not be clarified until State courts have ruled on their meanings. Further, it is unclear how the Legislature will implement the language of the amendment and whether such implementing legislation itself will be the subject of further court interpretation.

     The Fund cannot predict the impact of the amendment on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected by the amendment.

     According to the Office of the Comptroller, Department of Banking and Finance of the State, as of February 21, 1996, the State maintains a high bond rating from Moody's Investors Service (Aa2), Standard & Poor's Ratings Group (AA+), and Fitch Investors Service, Inc. (AA) on all of its general obligation bonds. Such ratings may be revised and downgraded at any time by such rating agencies. Outstanding general obligation bonds at June 30, 1996 totalled almost $7.4 billion and were issued to finance capital outlay for educational projects of both local school districts and state universities, environmental protection and highway construction. The State has issued over $805 million of general obligation bonds since July 1, 1996.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated June 25, 1993, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Florida Tax-Free Income Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

     For the last two fiscal years the Florida Tax-Free Income Fund's portfolio turnover rates were as follows:

             1997 . . . . . 44.75%          1998 . . . . . 27.48%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established as a business trust under the laws of the State of Delaware pursuant to a Master Trust Agreement dated June 21, 1993. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Four such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the Florida Tax-Free Income Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                                FLORIDA TAXATION

TAXATION OF THE FUNDS

If the Funds have tax nexus with Florida, such as through the location within Florida of the Trust or Funds' activities or those of their advisers, then the Florida Funds will be subject to Florida corporate income tax. In addition, if the Funds' intangible assets have a taxable situs in Florida, then the Funds will be subject to Florida's intangible personal property tax. The Funds intend to operate so as not to be subject to Florida taxation.

TAXATION OF THE SHAREHOLDERS

Florida does not impose an income tax on individuals. Thus, dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida. Florida imposes an income tax on corporations and similar entities at a rate of 5.5%. Dividends and distributions of investment income and capital gains by the Funds will be subject to the Florida corporate income tax. Accordingly, investors in the Funds, including, in particular, investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

     Florida imposes a tax on intangible personal property owned by Florida residents. Shares in the Funds constitute intangible personal property for purposes of the Florida intangible personal property tax. Thus, unless an exemption applies, shares in the Funds will be subject to the Florida intangible personal property tax. Florida provides an exemption for shares in an investment fund if the Fund's portfolio of assets consists solely of assets exempt from the Florida intangible personal property tax. Assets exempt from the Florida intangible personal property tax include obligations issued by the State of Florida and its political subdivisions, municipalities, and public authorities; obligations of the U.S. Government, its agencies, and certain territories and possessions such as Puerto Rico, the Virgin Islands, and Guam; and cash.

     The Funds received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, the Funds' investments consist solely of assets exempt from the Florida intangible personal property tax, shares of the Funds owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. If shares of the Funds are subject to the Florida intangible personal property tax, because less than 100% of the Funds' assets on the last business day of the calendar year consist of assets exempt from the Florida intangible personal property tax, only the portion of the NAV of a share of the Funds that is attributable to obligations of the U.S. Government will be exempt from taxation.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven Trustees who supervise the business affairs of the Trust. Set forth below are the Trustees and officers of the Trust, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Trustee and Chairman of the Board of Trustees
Age: 51

Deputy Chief Executive Officer for Capital Management (6/98-present); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (9/96-1/97); Special Assistant to Chairman, United Services Automobile Association (USAA) (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis serves as a Trustee/Director and Chairman of the Boards of Trustees/Directors of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Trustee, President, and Vice Chairman of the Board of Trustees
Age: 56

Chief Executive Officer, IMCO (10/93-present); President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Trustee/Director, and Vice Chairman of the Boards of Trustees/Directors of each of the remaining funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Trustee and Vice President
Age: 63

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds; Director of IMCO; Senior Vice President of USAA Shareholder Account Services, and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Trustee
Age: 53

President,   Postal  Addvantage  (7/92-present);   Consultant,   Nancy  Harkins
Stationer (8/91-12/95). Mrs. Dreeben serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX 78230
Trustee
Age: 63

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Trustee
Age: 52

Manager,   Statistical   Analysis   Section,   Southwest   Research   Institute
(8/75-present). Dr. Mason serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Trustee
Age: 55

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Michael D. Wagner 1
Secretary
Age: 50

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA Family of Funds; and Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 48

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); and Vice President, Compliance, IMCO (12/91-5/94). Mr. Ciccone serves as Assistant Secretary of each of the remaining funds within the USAA Family of Funds.

Mark S. Howard 1
Assistant Secretary
Age: 34

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96); Attorney, Kirkpatrick & Lockhart LLP (9/90-4/95). Mr. Howard serves as Assistant Vice President and Assistant Secretary, IMCO and USAA Shareholder Account Services; Assistant Secretary of each of the remaining funds within the USAA Family of Funds; and Assistant Vice President, Securities Counsel for various other USAA subsidiaries and affiliates.

Sherron A. Kirk 1
Treasurer
Age: 53

Vice President, Controller, IMCO (10/92-present). Mrs. Kirk serves as Treasurer of each of the remaining funds within the USAA Family of Funds; and Vice President, Controller of USAA Shareholder Account Services.

Caryl Swann 1
Assistant Treasurer
Age: 50

Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-present); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as Assistant Treasurer for each of the remaining funds within the USAA Family of Funds.

-----------
1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

     Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Harry W. Miller, Senior Vice President, Investments (Equity); Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Trustees, officers and managerial level employees of the Trust, or its Manager.

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 1998.

            NAME                   AGGREGATE           TOTAL COMPENSATION
             OF                  COMPENSATION            FROM THE USAA
           TRUSTEE              FROM THE TRUST         FAMILY OF FUNDS (b)
           -------              --------------         -------------------
     Robert G. Davis                 None (a)                 None (a)
     Barbara B. Dreeben            $5,812                  $29,500
     Howard L. Freeman, Jr.        $5,812                  $29,500
     Robert L. Mason               $5,812                  $29,500
     Michael J.C. Roth               None (a)                 None (a)
     John W. Saunders, Jr.           None (a)                 None (a)
     Richard A. Zucker             $5,812                  $29,500
---------------------------

(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Trust's investment adviser, IMCO, and, accordingly, receive no remuneration from the Trust or any other Fund of the USAA Family of Funds.

(b) At March 31, 1998, the USAA Family of Funds consisted of four registered investment companies offering 35 individual funds. Each Trustee presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Trustees are also Trustees/Directors of the other funds within the USAA Family of Funds. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of April 30, 1998, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     The Trust knows of no one person who, as of April 30, 1998, held of record or owned beneficially 5% or more of either Fund's shares.


                              THE TRUST'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA State Tax-Free Trust from its inception.

In addition to managing the Trust's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $39 billion, of which approximately $24 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Trust. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Trust has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the Prospectus. Management fees are computed and accrued daily and payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 1999, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit each Fund's expenses to .50% of its ANA until August 1, 1999, and will reimburse the Funds for all expenses in excess of the limitations.

     For the last three fiscal years, management fees were as follows:

                                             1996         1997         1998
                                             ----         ----         ----

     Florida Tax-Free Income Fund          $239,649     $322,603     $437,613
     Florida Tax-Free Money Market Fund    $256,697     $301,693     $323,098

     Because the Funds' expenses exceeded the Manager's voluntary expense limitation, the Manager did not receive management fees to which it would have been entitled as follows:

                                              1996        1997         1998
                                              ----        ----         ----
     Florida Tax-Free Income Fund           $96,718     $54,750      $10,032
     Florida Tax-Free Money Market Fund     $85,352     $56,434      $20,954

UNDERWRITER

The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Trust in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Trust's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.


                        CALCULATION OF PERFORMANCE DATA

Information regarding total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The Florida Tax-Free Income Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

       Where:  P  =  a hypothetical initial payment of $1,000
               T  =  average annual total return
               n  =  number of years
             ERV  =  ending redeemable value of a  hypothetical  $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the Florida Tax-Free Income Fund was October 1, 1993. The Fund's average annual total returns for the following periods ended March 31, 1998, were:

         1 year . . . . 12.22%      Since inception . . . . 5.34%

YIELD

The Florida Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((a-b)/(cd)+1)^6-1]

       Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement)
               c  =  the average  daily number of shares  outstanding  during the period that were entitled to receive dividends
               d  =  the maximum offering price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

     The Fund's 30-day yield for the period ended March 31, 1998, was 4.75%.

YIELD - FLORIDA TAX-FREE MONEY MARKET FUND

When the Florida Tax-Free Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by
(1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield for 7-day Period ended March 31, 1998, was 3.30%. Effective Yield for 7-day Period ended March 31, 1998, was 3.35%.

TAX EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax equivalent yield" means converting a tax-exempt yield to a pretax equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Florida Tax-Free Money Market Fund may advertise performance in terms of a tax equivalent yield based on the 7-day yield or effective yield and the Florida Tax-Free Income Fund may advertise performance in terms of a 30-day tax equivalent yield.

     To calculate a tax equivalent yield, the Florida investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the federal marginal tax rate and the Florida Intangibles Personal Property Tax effect adjusted to reflect the deductibility of the Intangibles Tax from federal income tax.

     The computation of the Florida intangible tax effect is a multi-step process. Since the intangible tax is a tax upon assets, and not income, an investor may reduce his intangibles tax liability by choosing investments that are exempt from the Florida Intangibles Tax. We have provided a table in the Prospectus to estimate the effect the intangibles tax may have upon an investor's EMTR. The Florida Intangibles Property Tax effect is determined by the investor's filing status, individual or joint, and the fair market value of intangible assets subject to the intangibles tax. The formula is:

  Florida Intangible Tax Effect = Intangible Tax Liability / Intangible Assets

     The formula for computing the EMTR to compare with fully taxable securities subject to both federal income and Florida intangible taxes is:

                      EMTR = Federal Marginal Tax Rate +
        [Florida Intangible Tax Effect x (1-Federal Marginal Tax Rate)]

     The tax equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 36.08% is 63.92%, that is (1.00-0.3608= 0.6392).

   Tax Equivalent Yield = Tax Exempt Yield / (1-Effective Marginal Tax Rate)

     Based on a federal marginal tax rate of 36% and intangible assets of $300,000 filing jointly, the tax equivalent yields for the Florida Tax-Free Income and Florida Tax-Free Money Market Funds for the period ended March 31, 1998 were 7.43% and 5.16%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch IBCA, Inc. (Fitch), Duff & Phelps Inc., and Thompson BankWatch, Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

I.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1       This  designation  denotes  best  quality.  There is  present
                  strong   protection  by  established  cash  flows,   superior
                  liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2       This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           o Leading market positions in well-established industries.

           o High rates of return on funds employed.

           o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

           o Broad margins in earning coverage of fixed financial charges and high internal cash generation.

           o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS COMMERCIAL PAPER

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMPSON BANKWATCH, INC.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper which may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper which may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper which covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper which may cover financial news.

CONSUMER REPORTS, a monthly magazine which from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper which may cover financial news.

DENVER POST, a newspaper which may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper which covers financial news.

FINANCIAL WORLD, a monthly magazine which may periodically review mutual fund companies.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper which may cover financial news.

HOUSTON POST, a newspaper which may cover financial news.

IBC'S MONEYLETTER, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages: "Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC Financial Data, Inc.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT COMPANY INSTITUTE, a national association of the American Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper which covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper which may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter which covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper which covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper which may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper which may cover financial news.

PERSONAL INVESTOR, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper which may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper which may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper which may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which covers financial news.

WASHINGTON POST, a newspaper which may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine which covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. Each Fund will be compared to Lipper's appropriate fund category according to objective and portfolio holdings. The Florida Tax-Free Income Fund will be compared to funds in Lipper's Florida Municipal Debt Funds category, and the Florida Tax-Free Money Market Fund to funds in Lipper's States Tax-Exempt Money Market Funds category. Footnotes in advertisements and other sales literature will include the time period as applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Morningstar, Inc., Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

                        HOW DOLLAR-COST AVERAGING WORKS

                      $100 Invested Regularly for 5 Periods
                                 Market Trend
           --------------------------------------------------------------------

                  Down                   Up                    Mixed
           -------------------    --------------------- -----------------------
             Share   Shares       Share     Shares      Share      Shares
Investment   Price   Purchased    Price     Purchased   Price      Purchased
           -------------------    --------------------- -----------------------
$100         10      10             6         16.67      10            10
 100          9      11.1           7         14.29       9            11.1
 100          8      12.5           7         14.29       8            12.5
 100          8      12.5           9         11.1        9            11.1
 100          6      16.67         10         10         10            10
----         --      -----         --         -----      --            -----
$500      ***41      62.77      ***39         66.35   ***46            54.7
        *Avg. Cost:  $7.97       *Avg. Cost:  $7.54       *Avg. Cost:  $9.14
                     -----                    -----                    -----
      **Avg. Price:  $8.20     **Avg. Price:  $7.80     **Avg. Price:  $9.20
                     -----                    -----                    -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **   Average Price is the sum of the prices paid divided by number of purchases.
***   Cumulative total of share prices used to compute average prices.

22735-0898

USAA     USAA STATE                                      STATEMENT OF
EAGLE    TAX-FREE                                        ADDITIONAL INFORMATION
LOGO     TRUST                                           August 1, 1998

-------------------------------------------------------------------------------

                           USAA STATE TAX-FREE TRUST
                                  TEXAS FUNDS

USAA STATE TAX-FREE TRUST (the Trust) is a registered investment company offering shares of four no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (collectively, the Funds or the Texas Funds). Each Fund is classified as diversified and has a common investment objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus dated August 1, 1998, for the Texas Funds by writing to USAA State Tax-Free Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the Prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1998, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

        PAGE
           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           4   Investment Policies
           6   Investment Restrictions
           6   Special Risk Considerations
          11   Portfolio Transactions
          12   Description of Shares
          13   Certain Federal Income Tax Considerations
          14   Trustees and Officers of the Trust
          17   The Trust's Manager
          19   General Information
          19   Calculation of Performance Data
          20   Appendix A - Tax-Exempt Securities and Their Ratings
          23   Appendix B - Comparison of Portfolio Performance
          26   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the TEXAS TAX-FREE INCOME FUND are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities which cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees.

     The value of the TEXAS TAX-FREE MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Texas Tax-Free Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Texas Tax-Free Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a total value of less than $500 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual  protection  of the investor  and the Funds,  the Trust may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Texas Tax-Free Money Market Fund may request that checks be issued for their account. Checks must be written in amounts of at least $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account's balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Trust, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $10 for each stop payment you request.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC  PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from an employer (including government allotments and social security), an income-producing investment, or an account with a participating financial institution.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a NAV of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the Prospectus describe the fundamental investment objectives and the investment policies applicable to each Fund. Each Fund's objective cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE  MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Texas Tax-Free Income Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features which, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The Texas Tax-Free Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

REPURCHASE  AGREEMENTS

Each Fund may invest up to 5% of its net assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

TEMPORARY  DEFENSIVE  POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal income taxes. Such taxable securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

OTHER POLICIES

Each Fund may lend its securities and engage in short sells against the box. The Texas Tax-Free Income Fund may also invest in options, financial futures contracts, and options on financial futures contracts. However, the Funds do not intend to engage in any of these practices during the coming year without first supplying further information in the Prospectus.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

 (1) with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940
      Act) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the State of Texas or other jurisdictions and each of its separate political subdivisions, agencies, authorities and instrumentalities shall be treated as a separate issuer;

 (2) borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will either Fund purchase securities when its borrowings exceed 5% of its total assets;

 (3) purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and, in the case of the Texas Tax-Free Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (4)  issue senior securities, except as permitted under the 1940 Act;

 (5) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein);

 (7) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements; or

 (8) purchase or sell commodities or commodities contracts except that the Texas Tax-Free Income Fund may invest in financial futures contracts, options thereon, and similar instruments.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

     The Texas Tax-Free Income Fund may not invest more than 15% of the value of its net assets and the Texas Tax-Free Money Market Fund may not invest more than 10% of the value of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days).

                          SPECIAL RISK CONSIDERATIONS

The following only highlights some of the more significant financial trends and budget information affecting the State of Texas, and is based solely upon information drawn from official statements and prospectuses relating to various securities offerings by the State of Texas, its agencies and instrumentalities, as available on the date of this SAI. The Funds have made no attempt to verify the accuracy or completeness of this information or the absence of material adverse changes occurring subsequent to the date of such information. The historical data and trends discussed in this section are not intended to be exhaustive or to predict future events or trends. There can be no assurance that past trends will continue or that there will be an absence of material adverse changes subsequent to the date of this SAI.

     LACK OF DIVERSIFICATION. Because the Texas Funds concentrate their investments in a specific state, there are risks associated with investment in the Funds which would not exist if the Funds' investments were more widely diversified. These risks include the possible enactment of new legislation in the State which could affect State and/or municipal obligations, economic factors which could affect these obligations, and varying levels of supply and demand for state and municipal obligations.

     STATE DEBT. Except as specifically authorized, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State, with two exceptions: (i) debt created to supply deficiencies in revenues which do not total more than $200,000 at any time, and (ii) debt to repel invasion, suppress insurrection, defend the State in war, or pay existing debt. In addition, the Texas Constitution prohibits the Legislature from lending the credit of the State to any person, including municipalities, or pledging the credit of the State in any manner for the payment of the liabilities of any individual, association of individuals, corporation or municipality. The limitations of the Constitution do not prohibit the issuance of revenue bonds, however, since Texas courts (like the courts of most states) have held that certain obligations do not create a "debt" within the meaning of the Constitution. The State of Texas and various State agencies have issued revenue bonds payable from the revenues produced by various facilities or from lease payments appropriated by the Legislature. Furthermore, obligations which are payable from funds expected to be available during the current budget period do not constitute "debt" within the meaning of the Constitution. Certain short term obligations, like the Tax and Revenue Anticipation Notes issued by the Texas Comptroller of Public Accounts, which mature within the biennial budget period in which they are issued (discussed below in more detail), are not deemed to be "debt" within the meaning of the Texas Constitution.

     Voters in Texas have from time to time by constitutional amendment authorized the issuance of general obligation indebtedness for which the full faith, credit and taxing power of the State are pledged. In some cases, the authorized indebtedness may not be issued without the approval of the
Legislature, but in other cases, the constitutional amendments are self-operating and the debt may be issued without specific legislative action.

     Various State agencies have the authority to issue general obligation bonds. The Veterans' Land Board is authorized to issue general obligation bonds to finance the purchase of land and housing by veterans. The Texas Water Development Board (the "TWDB") is authorized to issue general obligation bonds to make funds available to municipalities and certain other governmental units for the conservation and development of water resources; the acquisition and development of water storage facilities for the filtration, treatment and transportation of water; water quality enhancement purposes; flood control purposes; and water-efficient irrigation systems. Additionally, the TWDB is authorized to incur unlimited contractual obligations to the United States for the acquisition and development of water storage facilities in reservoirs constructed by the United States. These obligations are declared by the Constitution to be general obligations of the State. On November 4, 1997, Texas voters decided to allow the TWDB to consolidate existing, specific general obligation authority for separate purposes in order to more effectively meet demand experienced for such purposes.

     The Texas Agricultural Finance Authority (the "TAFA") is authorized to issue general obligation bonds to provide financial assistance for the expansion, development and diversification of production, processing and marketing of Texas agricultural products. Additionally, the TAFA is authorized to issue general obligation bonds for a farm and ranch land acquisition program. The Texas Parks and Wildlife Department (the "TPWD") is authorized to issue general obligation bonds to finance the acquisition and development of State parks. The Texas Higher Education Coordinating Board is authorized to issue general obligation bonds to finance student loans. The Texas National Research Laboratory Commission (the "TNRLC") was authorized to issue general obligation bonds to aid in the construction of the "superconducting super collider" project. Given the decision by the U.S. Congress to terminate federal funding for the super collider, the Legislature made provisions for the removal of the remaining bond authority. Elimination of the remaining super collider general obligation authority required voter approval, which was received in November 1995. Additionally, the General Appropriations Act for the 1998-99 biennium includes provisions for the defeasance of all or a portion of the outstanding general obligation bonds associated with the super collider project.

     The Texas Public Finance Authority (the "TPFA") is authorized to issue general obligation bonds to finance the acquisition, construction and equipping of new facilities, and major repair or renovation of existing facilities for correction institutions and mental health and mental retardation institutions. Effective January 1, 1992, TPFA is authorized to issue general obligation bonds on behalf of the TNRLC and the TPWD. The Texas Department of Economic Development, formerly the Texas Department of Commerce, is authorized to issue general obligation bonds to provide loans to finance the commercialization of new or improved products or processes developed in Texas and to stimulate the development of small businesses in Texas. Certain public colleges and universities are authorized to issue bonds payable from certain appropriations required by the Constitution, without limitation as to principal amount, except that the debt service on such bonds may not exceed 50 percent of the amount appropriated each year.

     Credit ratings on State debt are dependent upon several economic and political factors, including the ability to continue to fund a substantial portion of the debt service on general obligation debt from general fund revenue in the annual State budget and the ability to maintain the amount of authorized debt within the range of affordability.

     OUTSTANDING DEBT SUMMARY. Texas had a total of approximately $11.67 billion in State bonds outstanding on August 31, 1997, up from $11.34 billion on August 31, 1996. This figure includes commercial paper and variable rate notes; however, it does not include short-term debt issued for cash management purposes (described below). Approximately $4.95 billion of Texas' total state debt outstanding on August 31, 1997, carries the general obligation pledge of the State. These bonds carry a constitutional pledge of the full faith and credit of the State to pay off the bonds if program revenues are insufficient. General obligation debt is the only legally binding debt of the State. The issuance of general obligation bonds requires passage of a proposition by two-thirds of both houses of the Texas Legislature and by a majority of Texas voters. The remaining debt, non-general obligation debt, is dependent only on the revenue stream of a particular program or an appropriation from the Legislature. General obligation and non-general obligation bonds that depend on general revenue for debt service are classified as "not self-supporting" for purposes of this disclosure. Bonds that are not self-supporting depend solely on the State's general revenue fund for debt service, drawing funds from the same source used by the Legislature to finance the operation of state government. "Not self-supporting" bonds outstanding totaled approximately $3 billion of total State bonds outstanding as of the end of August 1997. Debt service on "self-supporting" bonds (both general obligation and non-general obligation bonds) is paid from sources outside the State's general revenue fund or outside State government entirely. Self-supporting bonds, therefore, do not put direct pressure on State finances.

     During fiscal 1997, State agencies and institutions of higher education issued $1.03 billion in bonds, including $758.8 million in new money bonds (not including commercial paper) and $269.4 million in refunding bonds. New money bond issues raise additional funds and add to the State's outstanding debt, while refunding bonds, generally, replace bonds issued previously. Texas State agencies and institutions of higher education plan to issue approximately $2.2 billion in bonds and commercial paper during fiscal year 1998. Of this amount, $676 million is anticipated to be not self-supporting. Approximately $1.9 billion will be issued to finance projects or programs and approximately $311 million will be issued to refund existing debt.

     As of August 31, 1997, Texas had approximately $5.4 billion in authorized but unissued bonds. Approximately $3.4 billion or 62 percent of these authorized but unissued bonds would be State general obligation debt. About $721 million or 3 percent of the total authorized but unissued bonds would require the payment of debt service from general revenue. The remainder are designed to be self-supporting through program revenues.

     GENERAL OBLIGATION DEBT. Much of the outstanding bonded indebtedness of the State is designed to be self-supporting, even though the full faith and credit of the State is pledged for its payment. Revenues from land and housing programs are expected to be sufficient to pay principal and interest on all outstanding Veterans Land Board bonds. Almost all of the bonded indebtedness of the TWDB is self-supporting to the extent that all funds provided from payments on obligations of political subdivisions for water projects are applied to such bonded indebtedness in an effort to avoid resorting to appropriated funds; such revenues have been sufficient to pay the principal and interest on such bonds since fiscal year 1980. The remaining portion of the TWDB's debt is for the Economically Distressed Areas Program. These bonds do not depend totally on the State's general revenue for debt service; however, up to approximately 90 percent of the bonds issued may be used for grants. Revenues from student loans are pledged to pay the principal and interest on the outstanding bonds of the Texas Higher Education Coordinating Board. Revenues from park entrance fees and sporting goods sales tax have been sufficient to pay principal and interest on the outstanding bonds of the TPWD.

     The general obligation bonds that have been issued by the TPFA, other than TPWD bonds, are not self-supporting. All debt service on these bonds is paid from the State's general revenue fund. The higher education constitutional bonds are not explicitly a general obligation or full faith and credit bond, but the revenue pledge has the same effect. Debt service is paid from an annual constitutional appropriation to qualified institutions of higher education from the first monies coming into the State treasury that are not otherwise dedicated by the Constitution.

     STATE REVENUE BONDS. The TPFA and the Military Facilities Commission (the "MFC"), formerly known as the National Guard Armory Board, have authority to issue State-backed lease revenue bonds. Such obligations do not constitute "debt" within the meaning of the Constitution, even though they are payable from rental payments appropriated and made by the State under leases covering the facilities financed with the proceeds of the obligations. The MFC is authorized to issue bonds, payable solely from rents received with respect to buildings constructed by it and leased to the National Guard without limitation as to amount. Effective January 1, 1992, the TPFA issues bonds on behalf of the MFC.

     The TNRLC had the authority to issue State-backed lease revenue bonds, however, on June 1, 1995, all of these outstanding bonds issued to provide funding for the super collider project were defeased or redeemed. As of September 1, 1995, the Texas Legislature rescinded the TNRLC's remaining revenue bond authority.

     The TPFA is authorized to issue both lease-revenue bonds to finance the construction, acquisition or renovation of State office buildings and equipment revenue bonds to finance the acquisition of equipment. For the lease-revenue bonds, the authorized amount of debt is equal to 1.5 times the estimated cost of projects that have been approved by the Legislature. Effective September 1, 1997, TPFA is also authorized to issue park development revenue bonds on behalf of the TPWD.

     In addition to the foregoing revenue obligations issued by State entities, additional State programs may be financed with revenue bonds or similar obligations payable from revenues generated by the specific authorized programs, and not from the general revenues of the State or its taxing power. Among the State entities authorized to issue such revenue bonds are the Texas Water Development Board, the Texas Water Resources Finance Authority, the Texas Agricultural Finance Authority, the State Comptroller on behalf of the Texas School Facilities Finance Program, the Texas Department of Housing and Community Affairs, the Texas Department of Economic Development, the Texas Turnpike Authority, the Texas Veteran's Land Board, the Texas Public Finance Authority, the Texas Low-Level Radioactive Waste Disposal Authority and Texas colleges and universities. Effective September 1, 1997, the Texas Department of Transportation received authority to issue revenue bonds. Additionally, as of September 1, 1997, the name of the Texas Department of Commerce was changed to the Texas Department of Economic Development. The outstanding debt and assets of the Texas Turnpike Authority were transferred to a newly created regional tollway authority, the North Texas Tollway Authority, effective September 1, 1997.

     RECENT  DEVELOPMENTS  AFFECTING  STATE DEBT.  Texas Revised Civil Statutes
Article 717k-7(8) prohibits the Legislature from authorizing additional State debt payable from general revenues, including authorized but unissued bonds and lease purchase contracts in excess of $250,000, if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service. Pursuant to HJR 59, passed by the 75th Legislature, Proposition 11 proposed a constitutional amendment to add the provisions of Article 717k-7(8) to the Constitution. On November 4, 1997 Proposition 11 was passed.

     Although not specifically a debt issue, pursuant to HJR 8, passed by the 75th Legislature, Proposition 13 was submitted to Texas voters and passed on November 4, 1997. Proposition 13 proposed a constitutional amendment to extend the State's full faith and credit to the Texas Tomorrow Fund and established the Fund as a constitutionally protected fund. The Texas Tomorrow Fund is dedicated to the prepayment of higher education tuition and fees.

     SHORT TERM BORROWING. By statute, the Texas Comptroller of Public Accounts is authorized to make interfund transfers of surplus cash, excluding constitutionally dedicated revenues, between funds in the Treasury in order to avoid temporary cash deficiencies in the General Revenue Fund. This procedure effectively allows the Comptroller of Public Accounts to borrow against cash balances held in special funds to finance deficiencies in the General Revenue Fund caused by timing differences between cash receipts and cash expenditures. During fiscal 1997 approximately $2.9 billion in Tax and Revenue Anticipation Notes were issued by the Comptroller. The Comptroller is authorized to issue Tax and Revenue Anticipation Notes ("Notes") on behalf of the State under legislation which became effective in October 1986. Under the terms of the legislation, Notes may be issued solely to coordinate the State's cash flow within a fiscal year and must mature and be paid in full during the biennium in which the Notes are issued. Interfund borrowing was not used in fiscal years 1996 and 1997 due to the consolidation of numerous funds into the General Revenue Fund on August 31, 1993. The total amount of Notes issued and interfund borrowing may not exceed 25 percent of the taxes and revenues to be credited to the State's General Revenue Fund for the fiscal year as forecasted by the Comptroller.

     Several State agencies and institutions of higher education (The University of Texas and Texas A&M University) use commercial paper and variable rate notes to provide financing for equipment, interim construction, and loans. In fiscal 1997, these entities issued $333 million in commercial paper to fund their respective activities.

     SOURCES OF REVENUE. As a result of the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts were the State's leading source of income in fiscal 1997. Sales tax, which had been the main source of revenue for the previous twelve years prior to fiscal 1993, was second. Licenses, fees, fines and penalties were the third largest revenue source to the State in fiscal 1997. Motor fuels taxes and motor vehicle sales/rental taxes were the State's fourth and fifth largest revenue sources. The remainder of the State's revenues are derived primarily from interest and investment income, lottery proceeds, cigarette and tobacco, franchise, oil and gas severance and other taxes. The State has no personal or corporate income tax, although the State does impose a corporate franchise tax based on the amount of a corporation's capital and "earned surplus," which includes corporate net income and officers' and directors' compensation.

     POTENTIAL FOR REDUCTION OF STATE REVENUES AND DEBT SERVICE. There can be no assurance that the State will not face budget gaps, decreases in revenues or deficits in future years resulting from a disparity between tax or other revenues projected and the spending required to maintain State programs and debt service at current levels. Furthermore, the State is a party to numerous lawsuits in which an adverse decision could require extraordinary and unbudgeted expenditures. These or other events could result in the State's inability to pay debt as it becomes due which could also affect negatively the value of your investment in the Texas Funds. Notwithstanding the foregoing, the State of Texas finished fiscal 1997 with a $2.7 billion positive cash balance in the General Revenue Fund. This was the tenth consecutive year that Texas has ended a fiscal year with a positive balance in the General Revenue Fund.

     LIMITATIONS ON TAXING POWER. The Constitution prohibits the State of Texas from levying ad valorem taxes on property for general revenue purposes. The Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid the constitutional limitations if it finds, by a majority vote of both houses, that an emergency exists. The Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in personal income.

     APPROPRIATIONS AND BUDGETING. The Texas Constitution requires an appropriation for any funds to be drawn out of the Treasury. Certain appropriations are made by the Constitution and do not require further legislative action, although the Legislature frequently makes a parallel appropriation. All other appropriations must be made through a bill passed by the Legislature and approved by the Governor or passed by the Legislature over the Governor's veto. Legislative appropriations are limited by the Constitution to a period of two years. Article III, Section 49a of the Texas Constitution, the so-called "pay-as-you-go" provision, provides that an appropriation from any fund other than the General Revenue Fund is not valid if it exceeds the amount of cash and estimated revenues of the fund from which such appropriation is to be paid. No appropriations that are passed by the Legislature may be sent to the Governor for consideration until the Comptroller of Public Accounts has certified that the amounts appropriated are within the amounts estimated to be available in the affected funds.

     The Governor is authorized by statute to make findings of any fact specified by the Legislature in any appropriations bill as a contingency to the expenditure of funds. Accordingly, the Governor has some minimal discretion to prevent the expenditure of funds, exercisable in situations in which an appropriation made by the Legislature is conditioned upon the occurrence of a given event or the existence of a given fact.

     The Legislature has provided a means of dealing with fiscal emergencies under which the Governor is empowered to authorize expenditures from a general appropriation made by the Legislature specifically for emergencies. The Legislature is not obligated to appropriate any amount for such purpose, but customarily does so. The Governor may not authorize the expenditure of the emergency funds unless a certification is made to the Comptroller of Public Accounts that an emergency and imperative public necessity requiring the use of such funds exists and the Comptroller of Public Accounts determines that no other funds are available for such purpose. Any expenditure so authorized by the Governor may only be used in those instances in which no other funds are available for purposes specifically appropriated by the Legislature due to exhaustion of appropriations.

     The Legislature, in the second called session held during the Summer of 1987, enacted a budget execution law which gave the Governor, subject to the review of the Legislative Budget Board, the ability to make changes in legislative appropriations during periods when the Legislature is not in session. The statute was amended in 1991, giving both the Governor and the Legislative Budget Board the authority to make proposals that require a State agency be prohibited from spending an appropriation, which require that an agency be obligated to expend an appropriation, or which affect the manner in which part or all of an appropriation made by the Legislature to an agency may be distributed or redistributed. In addition, the Governor or the Legislative Budget Board, upon making a determination that an emergency exists, may propose that an appropriation made to a State agency be transferred to another agency, that an appropriation be retained by the agency but used for a different purpose or that the time when an appropriation is made available to a State agency be changed. Funds which are dedicated by the Constitution may be withheld upon the Governor's or the Legislative Budget Board's proposal, but may not be transferred to other State agencies, except to an agency which is entitled to receive appropriations from those funds under the terms of the Constitution. Federal funds appropriated by the Texas Legislature may be transferred only as permitted by federal law. The Governor's or the Legislative Budget Board's use of the budget execution law is subject to publication and, in certain instances, public hearing requirements. In addition, before the Governor's proposal may be executed, it must be ratified by action of the Legislative Budget Board, or if proposed by the Board, the proposal must be ratified by the Governor.

     Except  under  the  circumstances  set  forth  above,   appropriations  or
adjustments  of  appropriations   may  currently  be  authorized  only  by  the
Legislature.

     PUBLIC SCHOOL FINANCE. In 1984, a group of property-poor school districts and the Mexican-American Legal Defense and Education Fund filed EDGEWOOD V. BYNUM (later Kirby) against the school finance system, challenging the State's school finance system as unconstitutional. In April 1987 State District Judge Harley Clark ruled in favor of the 67 property-poor districts finding the State's public school funding system unconstitutional. Two subsequent school finance plans were drafted by the Texas Legislature in June 1990 and April 1991, but each was declared unconstitutional. In late May 1993, Texas legislators passed Senate Bill 7, which directed the State's 98 wealthiest school districts to choose from among five alternatives for sharing their overall property wealth with other, poorer districts. Judge McCown ordered that the plan be implemented during the 1993-94 school year and, on December 10, 1993, upheld the constitutionality of SB 7. On May 25, 1994, representatives from property-rich and property-poor districts appealed the case to the Texas Supreme Court.

     The Texas Supreme Court issued its opinion on January 30, 1995. The court upheld all provisions of SB 7 and overturned the lower court's mandate to provide additional funding for school facilities in property-poor districts. The court ruled that convincing evidence of an inability to provide facilities had not been presented, but that the absence of a separate funding source for facilities could cause the court to declare the entire finance system unconstitutional. The court also cautioned of the appearance of a constitutionally-prohibited State ad valorem tax if all districts were forced to tax at the capped value to maintain standards.

     RETIREMENT SYSTEMS. The State of Texas operates three defined-benefit retirement systems: the Teacher Retirement System of Texas ("TRST"), the Employee's Retirement System of Texas ("ERST") and the Judicial Retirement System of Texas ("JRST"). In addition, State employees, except those compensated on a fee basis, are covered under the federal Social Security system. Political subdivisions of the State may voluntarily provide for coverage of their employees under the State's agreement with the federal Social Security Administration.

     TRST and ERST are maintained on an actuarial basis. As of August 31, 1997, the unfunded actuarial liability of TRST was approximately $145.8 million and the overfunded actuarial liability of ERST was approximately $399 million. The period required to amortize the unfunded actuarial liability of TRST, given then-current contribution rates, benefits and investment assumptions, was estimated to be .6 years. The TRST fair value of investments, as of August 31, 1997, was $61.5 billion. The ERST fair value of pooled investments as of August 31, 1997, was $15.2 billion. Prior to 1985, JRST was maintained on a pay-as-you-go basis. However, legislation enacted in 1985 divided JRST into two plans by changing the name of the existing plan and establishing a second, separate plan. The new plan, known as Judicial Retirement System of Texas Plan Two, is maintained on an actuarially sound basis and covers individuals who became judicial officers after August 31, 1985. The unfunded actuarial liability of JRST Plan Two as of August 31, 1997, the most recent valuation date, was $4 million. The old plan, known as the Judicial Retirement System of Texas Plan One, is maintained on a pay-as-you-go basis and covers judicial officers who are active on August 31, 1985, or had retired on or before that date.

     Contributions to the retirement systems are made by both the State and covered employees. The Texas Constitution mandates a State contribution rate of not less than 6 percent or more than 10 percent of payroll for the ERST and TRST; member contributions may not be less than 6 percent of payroll. The Legislature, however, may appropriate additional funds as are actuarially determined to be needed to fund benefits authorized by law.

     For the 1996-97 biennium, the Texas Legislature set the State's contribution rates to the retirement systems at the following rates: ERST and TRST at 6 percent of payroll, and JRST Plan Two at 16.54 percent of payroll. Member contribution rates are 6 percent for ERST and JRST Plan Two and 6.4 percent for TRST.

     As part of the 1985 changes in the State's retirement systems, the Legislature prohibited the implementation of changes in the ERST and TRST systems that would cause the period required to amortize the unfunded actuarial liability of either plan to exceed thirty-one years. Prior to the adoption of these measures, the State had no official limit on the amortization period for unfunded actuarial liability, although the management of both ERST and TRST had adopted an informal policy of limiting the period to thirty years.

     The State's retirement systems were created and are operated pursuant to statutes enacted by the Legislature. The Legislature has the authority to modify these statutes and, accordingly, contribution rates, benefits, benefit levels and such other aspects of each system as it deems appropriate, including the provisions limiting changes that increase the amortization period for unfunded actuarial liability of any plan. The State's retirement systems are not subject to the funding and vesting requirements of the Employee Retirement Income Security Act of 1974, as amended, although Congress has from time to time considered legislation that would regulate pension funds of public bodies.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated June 25, 1993, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Texas Tax-Free Income Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

     For the last two fiscal years the Texas Tax-Free Income Fund's portfolio turnover rates were as follows:

           1997 . . . . .86.17%            1998 . . . . . 56.29%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established as a business trust under the laws of the State of Delaware pursuant to a Master Trust Agreement dated June 21, 1993. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Four such portfolios have been established, two of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     A shareholder of the Texas Tax-Free Income Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven Trustees who supervise the business affairs of the Trust. Set forth below are the Trustees and officers of the Trust, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Trustee and Chairman of the Board of Trustees
Age: 51

Deputy Chief Executive Officer for Capital Management (6/98-present); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (9/96-1/97); Special Assistant to Chairman, United Services Automobile Association (USAA) (6/96-12/96); President and Chief Executive Officer, Banc One Credit Corporation (12/95-6/96); and President and Chief Executive Officer, Banc One Columbus, (8/91-12/95). Mr. Davis serves as a Trustee/Director and Chairman of the Boards of Trustees/Directors of each of the remaining funds within the USAA Family of Funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Shareholder Account Services, USAA Federal Savings Bank, and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Trustee, President, and Vice Chairman of the Board of Trustees
Age: 56

Chief Executive Officer, IMCO (10/93-present); President, Director, and Vice Chairman of the Board of Directors, IMCO (1/90-present). Mr. Roth serves as President, Trustee/Director, and Vice Chairman of the Boards of Trustees/Directors of each of the remaining funds within the USAA Family of Funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Trustee and Vice President
Age: 63

Senior Vice President, Fixed Income Investments, IMCO (10/85-present). Mr. Saunders serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds; Director of IMCO; Senior Vice President of USAA Shareholder Account Services; and as Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX  78209
Trustee
Age: 53

President,   Postal  Addvantage  (7/92-present);   Consultant,   Nancy  Harkins
Stationer (8/91-12/95). Mrs. Dreeben serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Howard L. Freeman, Jr. 2, 3, 4, 5
2710 Hopeton
San Antonio, TX  78230
Trustee
Age: 63

Retired. Assistant General Manager for Finance, San Antonio City Public Service Board (1976-1996). Mr. Freeman serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX  78230
Trustee
Age: 52

Manager,   Statistical   Analysis   Section,   Southwest   Research   Institute
(8/75-present). Dr. Mason serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Trustee
Age: 55

Vice President, Beldon Roofing and Remodeling (1985-present). Mr. Zucker serves as a Trustee/Director of each of the remaining funds within the USAA Family of Funds.

Michael D. Wagner 1
Secretary
Age: 50

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA Family of Funds; and Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 48

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); and Vice President, Compliance, IMCO (12/91-5/94). Mr. Ciccone serves as Assistant Secretary of each of the remaining funds within the USAA Family of Funds.

Mark S. Howard 1
Assistant Secretary
Age: 34

Assistant Vice President, Securities Counsel, USAA (2/98-present); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96); Attorney, Kirkpatrick & Lockhart LLP (9/90-4/95). Mr. Howard serves as Assistant Vice President and Assistant Secretary, IMCO and USAA Shareholder Account Services; Assistant Secretary of each of the remaining funds in the USAA Family of Funds; and Assistant Vice President, Securities Counsel for various other USAA subsidiaries and affiliates.

Sherron A. Kirk 1
Treasurer
Age: 53

Vice President, Controller, IMCO (10/92-present). Mrs. Kirk serves as Treasurer of each of the remaining funds within the USAA Family of Funds; and Vice President, Controller of USAA Shareholder Account Services.

Caryl Swann 1
Assistant Treasurer
Age: 50

Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-present); Manager, Mutual Fund Accounting, IMCO (7/92-2/98). Ms. Swann serves as Assistant Treasurer for each of the remaining funds within the USAA Family of Funds.

----------------------
1 Indicates those Trustees and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
2  Member of Executive Committee
3  Member of Audit Committee
4  Member of Pricing and Investment Committee
5  Member of Corporate Governance Committee

     Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Trustees reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board
of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Harry W. Miller, Senior Vice President, Investments (Equity); Carl W. Shirley, Senior Vice President, Insurance Company Portfolios; and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Trustees, officers and managerial level employees of the Trust, or its Manager.

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 1998.

          NAME                    AGGREGATE          TOTAL COMPENSATION
           OF                   COMPENSATION           FROM THE USAA
         TRUSTEE               FROM THE TRUST        FAMILY OF FUNDS (b)
         -------               --------------        -------------------
     Robert G. Davis               None (a)                 None (a)
     Barbara B. Dreeben          $5,812                  $29,500
     Howard L. Freeman, Jr.      $5,812                  $29,500
     Robert L. Mason             $5,812                  $29,500
     Michael J.C. Roth             None (a)                 None (a)
     John W. Saunders, Jr.         None (a)                 None (a)
     Richard A. Zucker           $5,812                  $29,500
-------------------

(a) Robert G. Davis, Michael J.C. Roth, and John W. Saunders, Jr. are affiliated with the Trust's investment adviser, IMCO, and, accordingly, receive no remuneration from the Trust or any other Fund of the USAA Family of Funds.

(b) At March 31, 1998, the USAA Family of Funds consisted of four registered investment companies offering 35 individual funds. Each Trustee presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of seven funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Trustees are also Trustees/Directors of the other funds within the USAA Family of Funds. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of April 30, 1998, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     The following table identifies all persons, who as of May 8, 1998, held of record or owned beneficially 5% or more of either Fund's shares.

                                NAME AND ADDRESS
     TITLE OF CLASS            OF BENEFICIAL OWNER         PERCENT OF CLASS
     --------------            -------------------         ----------------
  Texas Tax-Free Money       Charles C. Carson, II               8.2%
      Market Fund            920 Meadow Crk Dr. #4114
                             Irving, TX 75038-3177

  Texas Tax-Free Money       Thomas R. Madison, Jr.              8.5%
      Market Fund            Andrea S. Madison
                             5410 Merrywing Cir.
                             Austin, TX 78730-1436

  Texas Tax-Free Money       Miriam F. Schweers                 10.2%
      Market Fund            Carl A. Schweers
                             1240 E. Sunshine Dr.
                             San Antonio, TX 78228-2944

                              THE TRUST'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, an affiliate of United Services Automobile Association
(USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA State Tax-Free Trust from its inception.

     In addition to managing the Trust's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc.; and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $39 billion, of which approximately $24 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment, and accounting services (in addition to those provided by the Custodian) for the Trust. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Trust has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the Prospectus. Management fees are computed and accrued daily and payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 1999, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA until August 1, 1999, and will reimburse the Funds for all expenses in excess of the limitations.

     For the last three fiscal years, management fees were as follows:

                                           1996            1997           1998
                                           ----            ----           ----
     Texas Tax-Free Income Fund          $35,729         $47,582        $76,602
     Texas Tax-Free Money Market Fund    $22,664         $25,483        $27,561

     Because the Funds' expenses exceeded the Manager's voluntary expense limitation, the Manager did not receive any management fees for the last three fiscal years with respect to the Texas Tax-Free Money Market Fund. With respect to the Texas Tax-Free Income Fund, the Manager did not receive any management fees for 1996 or 1997. For 1998 the Manager did not receive $73,972 in management fees to which it would have been entitled. In addition, the Manager did not receive reimbursement for other operating expenses to which it would have been entitled as follows:

                                           1996            1997           1998
                                           ----            ----           ----
     Texas Tax-Free Income Fund          $47,505         $32,878           --
     Texas Tax-Free Money Market Fund    $46,368         $39,351        $20,096

UNDERWRITER

The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $26 per account. The fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments.

COUNSEL

Goodwin, Procter & Hoar LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Trust in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Trust's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.


                        CALCULATION OF PERFORMANCE DATA

Information regarding total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The Texas Tax-Free Income Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

      Where:    P    =   a hypothetical initial payment of $1,000
                T    =   average annual total return
                n    =   number of years
              ERV    =   ending  redeemable  value of  a  hypothetical   $1,000
                         payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the Texas Tax-Free Income Fund was August 1, 1994. The Fund's average total returns for the following periods ended March 31, 1998, were:

        1 year . . . . 13.71%           Since inception . . . . 9.76%

YIELD

The Texas Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[((a-b)/(cd)+1)^6 -1]

       Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement)
               c  =  the average  daily number of shares  outstanding  during the period that were entitled to receive dividends
               d  =  the maximum offering price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

    The Fund's 30-day yield for the period ended March 31, 1998, was 4.70%.

YIELD - TEXAS TAX-FREE MONEY MARKET FUND

When the Texas Tax-Free Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield for 7-day Period ended March 31, 1998, was 3.37%. Effective Yield for 7-day Period ended March 31, 1998, was 3.43%.

TAX EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax equivalent yield" means converting a tax-exempt yield to a pretax equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Texas Tax-Free Money Market Fund may advertise performance in terms of a tax equivalent yield based on the 7-day yield or effective yield and the Texas Tax-Free Income Fund may advertise performance in terms of a 30-day tax equivalent yield.

     To calculate a tax equivalent yield, the Texas investor must know his federal marginal income tax rate. The tax equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the federal marginal tax rate. The complement, for example, of a federal marginal tax rate of 36.0% is 64.0%, that is (1.00-0.36=0.64).

    Tax Equivalent Yield = Tax Exempt Yield / (1- Federal Marginal Tax Rate)

     Based on federal marginal tax rate of 36.0%, the tax equivalent yields for the Texas Tax-Free Income and Texas Tax-Free Money Market Funds for the period ended March 31, 1998, were 7.34% and 5.27%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch IBCA, Inc. (Fitch), Duff & Phelps Inc., and Thompson BankWatch, Inc., represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

I. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH IBCA, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS AND MINUS SIGNS ARE USED WITH A RATING SYMBOL TO INDICATE THE RELATIVE POSITION OF A CREDIT WITHIN THE RATING CATEGORY. PLUS AND MINUS SIGNS, HOWEVER, ARE NOT USED IN THE AAA CATEGORY.

DUFF & PHELPS, INC.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1   This  designation  denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2   This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

              o Leading market positions in well-established industries.

              o High rates of return on funds employed.

              o Conservative  capitalization  structures with moderate reliance on debt and ample asset protection.

              o Broad margins in earning  coverage of fixed  financial  charges and high internal cash generation.

              o Well-established  access to a range of  financial  markets  and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DUFF & PHELPS COMMERCIAL PAPER

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1       Very  high  certainty  of  timely  payment.   Liquidity  factors  are
          excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMPSON BANKWATCH, INC.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper which may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper which may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper which covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CHICAGO TRIBUNE, a newspaper which may cover financial news.

CONSUMER REPORTS, a monthly magazine which from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper which may cover financial news.

DENVER POST, a newspaper which may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper which covers financial news.

FINANCIAL WORLD, a monthly magazine which may periodically review mutual fund companies.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper which may cover financial news.

HOUSTON POST, a newspaper which may cover financial news.

IBC'S MONEYLETTER, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC Financial Data, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages: "Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

IBC'S MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by IBC Financial Data, Inc.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT COMPANY INSTITUTE, a national association of the American Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper which covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER ANALYTICAL SERVICES, INC.'S EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER ANALYTICAL SERVICES, INC.'S FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper which may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter which covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter which covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper which covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper which may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper which may cover financial news.

PERSONAL INVESTOR, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper which may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper which may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper which may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which covers financial news.

WASHINGTON POST, a newspaper which may cover financial news.

WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

WORTH, a magazine which covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper Analytical Services, Inc. Each Fund will be compared to Lipper's appropriate fund category according to objective and portfolio holdings. The Texas Tax-Free Income Fund will be compared to funds in Lipper's Texas Municipal Debt Funds category, and the Texas Tax-Free Money Market Fund to funds in Lipper's States Tax-Exempt Money Market Funds category. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Morningstar, Inc., Schabaker Investment Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

                        HOW DOLLAR-COST AVERAGING WORKS

                      $100 Invested Regularly for 5 Periods
                                 Market Trend
           --------------------------------------------------------------------

                  Down                   Up                    Mixed
           -------------------    --------------------- -----------------------
             Share   Shares       Share     Shares      Share      Shares
Investment   Price   Purchased    Price     Purchased   Price      Purchased
           -------------------    --------------------- -----------------------
$100         10      10             6         16.67      10            10
 100          9      11.1           7         14.29       9            11.1
 100          8      12.5           7         14.29       8            12.5
 100          8      12.5           9         11.1        9            11.1
 100          6      16.67         10         10         10            10
----         --      -----         --         -----      --           -----
$500      ***41      62.77      ***39         66.35   ***46            54.7
        *Avg. Cost:  $7.97       *Avg. Cost:  $7.54       *Avg. Cost:  $9.14
                     -----                    -----                    -----
      **Avg. Price:  $8.20     **Avg. Price:  $7.80     **Avg. Price:  $9.20
                     -----                    -----                    -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **   Average Price is the sum of the prices paid divided by number of purchases.
***   Cumulative total of share prices used to compute average prices.

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